                                 ANNUAL REPORT
                                OCTOBER 31, 1996


                 Montag & Caldwell Growth Fund
                 Chicago Trust Growth & Income Fund
                 Chicago Trust Talon Fund
                 Chicago Trust Asset Allocation Fund
                 Montag & Caldwell Balanced Fund
                 Chicago Trust Bond Fund
                 Chicago Trust Municipal Bond Fund
                 Chicago Trust Money Market Fund



                                   CT&T FUNDS

                 The Chicago Trust Company, Investment Advisor
                  Montag & Caldwell, Inc., Investment Advisor
                                 (800) 992-8151

CT&T FUNDS -- SHAREOWNERS BENEFITS
-------------------------------------------------------------------------------

The CT&T Family of Funds offers a variety of special features and options for shareowners. If you have not already signed up for these features and wish to do so, a customer service representative can provide you with the form you need to access any of our free shareowner options (800-992-8151).

LOW MINIMUM INVESTMENTS
The minimum initial investment and any subsequent investment is $50.

AUTOMATIC DIVIDEND REINVESTMENT
You can compound your investment earnings by reinvesting them automatically. Monthly or quarterly dividends and annual capital gain distributions are reinvested free of charge. Or, if you prefer to receive your earnings in cash, you may elect to receive regular distributions of your dividends and capital gain payments.

EXCHANGE PRIVILEGES
Should market conditions or your personal investment needs change, you have the flexibility to move your investments among the CT&T Funds. Transfers between the Funds are free of charge, and simple to make.

SAVINGS FOR RETIREMENT
Our easy and convenient IRA offers you a selection of mutual funds especially suitable for your retirement accounts while your assets benefit from tax-deferred growth.

CHECK WRITING
Free check writing services may be authorized and are available in the Chicago Trust Money Market Fund. The per check minimum is $500.

AUTOMATIC INVESTMENT
You may elect to make regular investments into your account automatically by approving electronic funds transfers into your CT&T Fund.

               For Additional Information about CT&T Funds call:
                                (800) 992-8151

                                Distributed by:
                           FPS Broker Services, Inc.
                              3200 Horizon Drive
                           King of Prussia, PA 19406

This report is submitted for general information of the shareowners of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.

Dear Shareowner,

It is difficult to imagine a better period for our Funds than the last twelve months (see below). We congratulate our portfolio managers for the outstanding performance they have achieved over the past year.

                                     RANK AMONG SIMILAR FUNDS TOTAL RETURN (DIVIDENDS
                                       (LIPPER) FOR THE 12    RE-INVESTED) 12 MONTHS
                                      MONTHS ENDED 10/31/96*      ENDED 10/31/96*
                                     ------------------------ -----------------------
      Montag & Caldwell Growth            18 out of 642                29.9%
      Chicago Trust Growth & Income       46 out of 516                27.0
      Chicago Trust Talon                 11 out of 146                26.5
      Montag & Caldwell Balanced          17 out of 267                20.4
      Chicago Trust Asset Alloca-
       tion                               41 out of 176                17.2
      Chicago Trust Bond                 488 out of 1,487               5.8

We believe that we have an excellent mix of funds for the serious investor. Our investment advisors manage assets of more than $14 billion, mainly for large institutions, and provide the same expertise to our smallest mutual fund shareowners as to our large pension funds. We know that bull markets in stocks do not last forever, but with the disciplined processes followed by all of our managers, we are confident we will be well positioned for whatever fate the security markets have in store for us.

Thank you for your investment in the Chicago Trust/Montag & Caldwell mutual funds.

Sincerely,


/s/ Stuart D. Bilton

Stuart D. Bilton
Chairman and Chief Executive Officer

--------
*Lipper Analytical Services, Inc. (Lipper) is the source of the rankings, which are based on total return fund performance for the twelve months ended October 31, 1996 for funds of similar investment objectives. The Lipper rankings listed include all classes of multiple-class funds. Certain expenses for all of the ranked Chicago Trust/Montag & Caldwell mutual funds were subsidized during the ranking period for the twelve months ended October 31, 1996. The Chicago Trust/Montag & Caldwell Funds (CT&T Funds) are no-load mutual funds distributed by FPS Broker Services, Inc., King of Prussia, PA 19406.
This is not an offer to sell or a solicitation of an offer to buy shares of any of the Funds described. The performance data quoted represents past performance and is no guarantee of future performance. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For more complete information, including charges and expenses, contact our shareholder servicing group at 800-992-8151 for a prospectus. Please read the prospectus carefully before investing.

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS               OCTOBER 31, 1996
-------------------------------------------------------------------------------

MONTAG & CALDWELL GROWTH FUND
The Montag & Caldwell Growth Fund did particularly well this past fiscal year. For the twelve months ending October 31, 1996, the Fund had a total return of 29.9% as compared to a gain of 24.1% for the Standard & Poor's 500 (S&P 500) Index. During this same period, the Lipper Growth Fund Index returned 16.9%. The Fund's multinational consumer, healthcare and technology holdings made particularly strong contributions to the Fund's good results.

In the year ahead we think the stock market can make additional progress as investors begin to focus on the prospects of steady to lower bond yields and further moderate gains in corporate profits. While the economic ride along the way will not be perfect and will most likely be bumpy at times, the Federal Reserve Board has a great deal of flexibility to guide the economy on a non-inflationary growth path that can continue to support a favorable fundamental setting for the stock market. In addition, the world's major foreign economies are expected to show improved growth in 1997, which should help offset some of the negative impacts on corporate profits related to a slowdown in the U.S. economy during its seventh year of expansion. It is estimated that 40-45% of S&P 500 corporate earnings are currently derived from overseas operations.

In terms of stock selection, we continue to emphasize the shares of global growth companies in the consumer, healthcare and technology fields. These companies are well-positioned to benefit from the expansion of global markets both in the period ahead, when globalization will be particularly beneficial if the U.S. economy slows, and over the long term as the triumph of capitalism continues to penetrate more of the world's underdeveloped economies.

                  MONTAG & CALDWELL GROWTH PERFORMANCE GRAPH

                             [GRAPH APPEARS HERE]

           S&P 500 Index*   M&C Growth Fund N Class   Lipper Growth Index
           --------------   -----------------------   -------------------
11/02/94     $10,000.00           $10,000.00              $10,000.00
1/95         $ 9,968.00           $10,005.00              $ 9,862.00
4/95         $11,047.00           $10,999.00              $10,835.00
7/95         $12,145.00           $12,630.00              $12,228.00
10/95        $12,644.00           $13,186.91              $12,555.00
1/96         $13,911.00           $14,177.72              $13,349.00
4/96         $14,383.00           $15,064.95              $13,963.00
7/96         $14,156.00           $14,874.38              $13,314.00
10/96        $15,690.00           $17,131.12              $14,681.00

*Reinvested dividends are factored into this index.

Past performance is not indicative of future results.

                        MONTAG & CALDWELL GROWTH FUND
                             TEN LARGEST HOLDINGS
                            1. Intel Corp.
                            2. Seagate Technology, Inc.
                            3. Procter & Gamble Co.
                            4. Coca-Cola Co.
                            5. Microsoft Corp.
                            6. Merck & Co., Inc.
                            7. Eli Lilly & Co.
                            8. Walt Disney Co.
                            9. Johnson & Johnson
                            10. Gillette Co.

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS               OCTOBER 31, 1996
-------------------------------------------------------------------------------

CHICAGO TRUST GROWTH & INCOME FUND
The Chicago Trust Growth & Income Fund had outstanding performance during the fiscal year ended October 31, 1996. The Fund's one year total return was 27.0%, compared to 24.1% for the Standard & Poor's 500 (S&P 500) Index and 21.4% for the Lipper Growth & Income Fund Index.

Despite the deceleration of corporate profits and rising interest rates, the stock market continued its strong performance during the fiscal year ending October 31, 1996. Strong new money flows into equity mutual funds continued to support the market and contributed to its resiliency throughout the past twelve months. However, growing uncertainty surrounding the investment environment resulted in increased volatility for both individual issues and major market sectors during the period. Sectors of the market which significantly outperformed during the year included capital goods, energy, finance, and healthcare.

Within an environment of slower growth and increased volatility, we continue to emphasize quality, growth and consistency in our stock selection process. While a market correction and/or consolidation of recent gains is certainly possible, we do not anticipate the emergence of a bear market associated with an economic recession.

Since inception of the Fund on December 13, 1993 through October 31, 1996, the cumulative total return was 66.2% compared to a 63.1% return for the S&P 500 Index.

                CHICAGO TRUST GROWTH & INCOME PERFORMANCE GRAPH

                             [GRAPH APPEARS HERE]

           S&P 500 Index*   Lipper Growth & Income Index   Growth & Income Fund
           --------------   ----------------------------   --------------------
12/13/93      $10,000                $10,000                     $10,000
01/94         $10,343                $10,403                     $10,394
04/94         $ 9,778                $ 9,864                     $ 9,797
07/94         $10,022                $10,051                     $ 9,946
10/94         $10,423                $10,300                     $10,173
01/95         $10,326                $10,173                     $10,366
04/95         $11,446                $11,100                     $11,231
07/95         $12,584                $12,081                     $12,327
10/95         $13,100                $12,389                     $13,088
01/96         $14,413                $13,526                     $14,350
04/96         $14,903                $14,102                     $14,983
07/96         $14,667                $13,692                     $14,993
10/96         $16,257                $15,040                     $16,619

*Reinvested dividends are factored into this index.

Past performance is not indicative of future results.

                            CHICAGO TRUST GROWTH &
                                  INCOME FUND
                             TEN LARGEST HOLDINGS
                        1. Royal Dutch Petroleum Co.--N.Y.
                           Registered
                        2. Pfizer, Inc.
                        3. Illinois Tool Works, Inc.
                        4. Microsoft Corp.
                        5. Federal Home Loan Mortgage
                           Corp.
                        6. American International Group, Inc.
                        7. Walgreen Co.
                        8. Green Tree Financial Corp.
                        9. Norwest Corp.
                       10. General ElectricCo.

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS               OCTOBER 31, 1996
-------------------------------------------------------------------------------

CHICAGO TRUST TALON FUND
For the fiscal year ending October 31, 1996, the Chicago Trust Talon Fund had a total return of 26.5% versus 17.4% for the Standard & Poor's 400 Mid-Cap Index (S&P 400). From inception on September 19, 1994 through October 31, 1996, the Fund's cumulative total return was 54.2% versus 42.0% for the S&P
400. The Talon Fund is managed on a bottom up basis. If we find great companies at reasonable prices, we buy them, and when they get over-priced, we sell them. The price of an individual stock is one of the critical factors in our investment process. Momentum investing on the part of institutional fund managers has exaggerated the price movement of stocks both up and down to a significant extent during the last fiscal year. These investors tend to forget "price" and our job is quite simple--to buy low and sell high.

                     CHICAGO TRUST TALON PERFORMANCE GRAPH

                             [GRAPH APPEARS HERE]

          S&P 400 Mid-Cap Index*   Talon Fund
          ----------------------   ----------
9/19/94           10000              10000
10/94              9920              10250
01/95              9659              10151
04/95             10550              10766
07/95             11831              12172
10/95             12024              12189
01/96             12700              12762
04/96             13695              14580
07/96             12747              13530
10/96             14111              15420

*Reinvested dividends are factored into this index.

Past performance is not indicative of future results.

                           CHICAGO TRUST TALON FUND
                             TEN LARGEST HOLDINGS

                       1. U.S. Treasury Note 6.375%, 05/15/99
                       2. North American Vaccine, Inc.
                       3. Starbucks Corp.
                       4. Berg Electronics Corp.
                       5. Applied Materials, Inc.
                       6. Gymboree Corp.
                       7. Revco D.S., Inc.
                       8. Arbor Drugs, Inc.
                       9. Ply-Gem Industries, Inc.
                      10. Risk Capital Holdings, Inc.

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS               OCTOBER 31, 1996
-------------------------------------------------------------------------------

CHICAGO TRUST ASSET ALLOCATION FUND
The fiscal year ending October 31, 1996 was a beneficial one for the Chicago Trust Asset Allocation Fund. The twelve months total return was 17.2% versus the Lipper Balanced Fund Index of 14.5%. Common stocks provided the greatest component of the return. The stock market as measured by the Standard & Poors' 500 (S&P 500) Index was up 24.1% for the period and the Lehman Brothers Aggregate Index increased 5.9%. The stocks and bonds in your portfolio outperformed each index. Over the course of the year the allocation remained in the range of 52-55% for stocks and 37-40% for bonds.

The general stock market's performance has been nothing short of spectacular over the past two years and is driven by low interest rates, low inflation, strong corporate profits, stable economic growth and consistent positive flow of funds into the equity market, especially into 401(k) retirement plans. We continue to believe the outlook for equity holdings remains positive but we must use caution and continue to pay close attention to valuation levels on individual securities. This is no time to "pay-up" for stocks and/or bonds. We will continue to stress individual company fundamentals, earnings visibility, reasonable price and liquidity in our investment process.

Equity investments in consumer staples, financial services and technology enhanced stock performance. The bond portfolio continues to stress quality and intermediate term maturity investments. We do not believe that taking unwarranted bond risk at the current time is justified.

               CHICAGO TRUST ASSET ALLOCATION PERFORMANCE GRAPH

                             [GRAPH APPEARS HERE]

          Lehman/S&P 500 Index*   Asset Allocation Fund   Lipper Balanced Index
          ---------------------   ---------------------   ---------------------
09/21/95        $10,000                 $10,000                 $10,000
10/95           $10,317                 $10,108                 $10,154
01/96           $11,138                 $10,797                 $10,826
04/96           $11,173                 $10,893                 $10,944
07/96           $11,229                 $10,927                 $10,829
10/96           $12,170                 $11,847                 $11,625

*Reinvested dividends are factored into this index.

Past performance is not indicative of future results.

                              CHICAGO TRUST ASSET
                                ALLOCATION FUND
                             TEN LARGEST HOLDINGS

                        1. Gillette Co.
                        2. Coca-Cola Co.
                        3. Procter & Gamble Co.
                        4. General Electric Co.
                        5. Pfizer, Inc.
                        6. Walgreen Co.
                        7. Federal Home Loan Mortgage Corp.
                        8. Illinois Tool Works, Inc.
                        9. Microsoft Corp.
                       10. American International Group, Inc.

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS               OCTOBER 31, 1996
-------------------------------------------------------------------------------

MONTAG & CALDWELL BALANCED FUND
The Montag & Caldwell Balanced Fund achieved a strong gain of 20.4% for the fiscal year ending October 31, 1996. During this same period, the combined index of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Index increased 15.9%. The Lipper Balanced Fund Index gained 14.5% during the same interval. The Fund's multinational consumer, healthcare and technology equity holdings made particularly strong contributions to the Fund's good results.

In terms of stock selection, we continue to emphasize the shares of global growth companies in the consumer, healthcare and technology fields. These companies are well-positioned to benefit from the expansion of global markets both in the period ahead, when globalization will be particularly beneficial if the U.S. economy slows, and over the long term as the triumph of capitalism continues to penetrate more of the world's underdeveloped economies.

With economic growth slowing and inflation well-controlled, we think there is the potential for positive bond market returns in the period ahead. In addition to gradually lengthening bond maturities, we will seek to add yield, where appropriate, through the purchase of quality corporate bonds as well as agency issues.

                 MONTAG & CALDWELL BALANCED PERFORMANCE GRAPH

                             [GRAPH APPEARS HERE]

            Lehman/S&P 500 Index*   M&C Balanced Fund   Lipper Balanced Index
            ---------------------   -----------------   ---------------------
11/2/94            10000                  10000                10000
01/95              10167                  10079                 9920
04/95              10981                  10817                10662
07/95              11853                  11944                11435
10/95              12364                  12375                11769
01/96              13309                  13172                12549
04/96              13451                  13446                12685
07/96              13449                  13410                12552
10/96              14543                  14895                13475

*Reinvested dividends are factored into this index.

Past performance is not indicative of future results.

                        MONTAG & CALDWELL BALANCED FUND
                             TEN LARGEST HOLDINGS

                         1. U.S. Treasury Note 6.375%,
                            08/15/02
                         2. Intel Corp.
                         3. U.S. Treasury Note 7.250%,
                            05/15/04
                         4. Seagate Technology, Inc.
                         5. Procter & Gamble Co.
                         6. Coca-Cola Co.
                         7. Gillette Co.
                         8. Microsoft Corp.
                         9. Cisco Systems, Inc.
                        10. Merck & Co., Inc.

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS               OCTOBER 31, 1996
-------------------------------------------------------------------------------

CHICAGO TRUST BOND FUND
Bond market performance over the last year has been influenced by a division of consensus on the economy. For the first quarter of the fiscal year, interest rates remained fairly stable. In February, rates began a steady rise through October. Traditional measures of economic activity such as lower levels of unemployment, accelerating job growth and higher rates of capacity utilization historically have raised inflation fears. At the same time, improvements in productivity, technological changes and increasing global competition have alleviated concerns of a higher inflation rate. The Federal Reserve Board has remained on the sidelines for most of the year preferring to let market forces determine the outcome for interest rates.

For the fiscal year ending October 31, 1996, the Fund had a total return of 5.8% (net of expenses). The Fund compares its performance to both the Lehman Brothers (Lehman) Aggregate Index with a total return of 5.9% and the Lipper Intermediate Investment Grade Index with a total return of 5.3%. Both Lehman and Lipper Analytical Services are recognized in the industry as independent sources of bond market performance. The Lehman Aggregate Index is a representative basket of investment grade bonds that mature between one and thirty years. Lehman measures the total return of these investments on a daily basis. The index performance is calculated before expenses. Lipper measures performance the same way except all returns are net of expenses. The Lipper index is comprised primarily of corporate bonds maturing between one and ten years.

The Fund continues to emphasize corporates and mortgages which represent 76% of total assets. We believe that superior returns are achieved from the results of independent, fundamental security analysis combined with the rigorous application of a precise, disciplined portfolio construction process. Rather than attempting to time the market, we firmly believe in adding value through sector analysis, credit quality research and security structure analysis. We believe our focus on long term intrinsic value captures yield without increasing portfolio risk.

Throughout the year, as investors dismissed the prospects of a recession, corporate bond spreads continued to grind tighter resulting in strong relative performance for this sector. The Chicago Trust Bond Fund focuses on selecting corporate obligations that will enhance the Fund's overall return while maintaining a strict adherence to required risk parameters. Both asset backed and mortgage bonds can also provide investors with strong relative returns. Prepayment risk is analyzed under numerous interest rate scenarios to evaluate sensitivity to changes in rates. Government bonds are used to capture risk neutral anomalies based on the slope of the yield curve.

The Fund's portfolio duration changes are made based on our 12 to 18 month outlook for bond returns. We are not market timers. Duration changes are constrained to a range of +10% or -10% of the duration of the Lehman Aggregate Index. We will also adjust the distribution of our portfolio maturity and duration based on the current slope of the yield curve to capture incremental return and to control systematic risk. Over the last year the Fund's effective duration has ranged from a high of 4.9 years to a low of 4.3 years. Currently the effective portfolio duration is 4.3 years.

                  CHICAGO TRUST BOND FUND PERFORMANCE GRAPH

                             [GRAPH APPEARS HERE]

                                                 Lipper Intermediate Investment
          Lehman Aggr. Bond Index*   Bond Fund            Grade Index
          ------------------------   ---------   ------------------------------
12/31/93         $10,000              $10,000               $10,000
01/94            $10,186              $10,147               $10,157
04/94            $ 9,837              $ 9,682               $ 9,673
07/94            $10,175              $ 9,768               $ 9,791
10/94            $10,159              $ 9,677               $ 9,687
01/95            $10,556              $ 9,894               $ 9,872
04/95            $11,148              $10,307               $10,280
07/95            $11,739              $10,735               $10,685
10/95            $12,251              11117.2               $11,055
01/96            $12,792             11507.11               $11,444
04/96            $12,574             11168.81               $11,101
07/96            $12,866             11330.96               $11,263
10/96            $13,433             11757.56               $11,645

*Reinvested dividends are factored into this index. This index is an unmanaged statistical composite and does not reflect any expenses that would be applicable to an actively managed portfolio, such as that of the Fund.

Past performance is not indicative of future results.

                            CHICAGO TRUST BOND FUND
                              TEN LARGEST HOLDINGS

      1. Government National Mortgage Association 7.000%, 10/15/23
      2. Government National Mortgage Association 7.500%, 04/15/23
      3. U.S. Treasury Note 5.625%, 01/31/98
      4. U.S. Treasury Note 5.125%, 11/30/98
      5. Federal Home Loan Mortgage Corp. 6.500%, 01/01/11
      6. Federal Home Loan Mortgage Corp. 6.500%, 06/01/09
      7. Hilton Hotels, Inc. Notes 7.700%, 07/15/02
      8. Federal Home Loan Mortgage Corp. CMO REMIC 7.000%, 10/15/06
      9. Federal National Mortgage Association CMO REMIC 6.000%, 06/25/02
     10. Federal Home Loan Mortgage Corp. CMO REMIC 6.000%, 03/15/07

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS               OCTOBER 31, 1996
-------------------------------------------------------------------------------

CHICAGO TRUST MUNICIPAL BOND FUND
While the equity market continued its strong performance during the fiscal year ending October 31, 1996, the bond markets experienced more of a "coupon collecting" year rather than one of stellar total returns. The municipal bond market has come full circle vis-a-vis its performance versus Treasuries. At October 31, 1995, municipal bonds were cheap, yielding 80-90% of Treasuries largely due to shocks to the market such as the Orange County, California bankruptcy and possible tax reform. During most of fiscal 1996, however, the situation reversed itself and municipals outperformed taxables due to lower new issue supply and subsiding fear of large tax cuts. By fiscal year ending 1996 though, municipal bonds were again yielding over 85% of Treasuries, with heavy new issue supply muting tax-exempt bond performance. The Treasury market was off to the races with the long bond dipping below 6.5%, while municipals lagged behind. However, current rates are not significantly different from those on October 31, 1995, with October 31, 1996 yields on 5 year AA General Obligation bonds at 4.5%, 10 year maturities at 5.0%, and 30 years at 5.7%.

In the Chicago Trust Municipal Bond Fund, we began the fiscal year positioned a bit longer than our benchmark anticipating an end to the tax-exempt market's underperformance versus taxables. Throughout the year we intentionally sold some of our longer bonds to realize gains, reinvest in higher coupons, and shorten the portfolio to a more neutral average maturity position of 5.5 years versus over 6 years at October 31, 1996. The portfolio's overall quality has been maintained at AA, with an approximate 3% cash position and 97% of the Fund invested in tax-exempt bonds. Total return for the fiscal year ending October 31, 1996 was 3.6% and 11.0% since inception on December 13, 1993.

                CHICAGO TRUST MUNICIPAL BOND PERFORMANCE GRAPH

                             [GRAPH APPEARS HERE]

           Lehman 5 YR G.O.*   Municipal Bond Fund
           -----------------   -------------------
12/31/93       $10,000              $10,000
01/94          $10,186              $10,106
04/94          $ 9,837              $ 9,803
07/94          $10,175              $ 9,922
10/94          $10,159              $ 9,808
01/95          $10,556              $ 9,958
04/95          $11,148              $10,218
07/95          $11,739              $10,518
10/95          $12,251              $10,719
01/96          $12,792              $10,969
04/96          $12,574              $10,811
07/96          $12,866              $10,935
10/96          $13,433              $11,104

*Reinvested dividends are factored into this index. This index is an unmanaged statistical composite and does not reflect any expenses that would be applicable to an actively managed portfolio, such as that of the Fund.

Past performance is not indicative of future results.

                       CHICAGO TRUST MUNICIPAL BOND FUND
                             TEN LARGEST HOLDINGS

 1. King County, Washington, Series A, G.O. 5.800%, 01/01/04
 2. Jordan School District, Series A, G.O. 5.250%, 06/15/00
 3. Cook County, Illinois Series B, G.O., MBIA Insured 4.700%, 11/15/01
 4. State of Nevada, Water Pollution Control, Revolving Funding, G.O. 4.100%, 11/01/98
 5. Salt River Project Electric System Revenue, Refunding Series A, 5.500%, 01/01/05
 6. Texas Water Development Board, G.O., Escrowed to Maturity 5.000%, 08/01/99
 7. Commonwealth of Puerto Rico, Series A, G.O., MBIA Insured 6.500%, 07/01/03
 8. Arlington Independent School District, Refunding, G.O. 5.400%, 02/15/99
 9. Clark County, Nevada School District, G.O., FGIC Insured 6.400%, 06/15/06
10. Tulsa, Oklahoma Metropolitan Utilities Authority Revenue 5.500%, 07/01/00

CT&T FUNDS -- MANAGEMENT DISCUSSION AND ANALYSIS               OCTOBER 31, 1996
-------------------------------------------------------------------------------

CHICAGO TRUST MONEY MARKET FUND
While market sentiment regarding the future direction of short-term interest rates fluctuated a bit this past fiscal year, the actual level of short rates was fairly consistent. During the past fiscal year, the Federal Reserve Board
(Fed) adjusted their Funds rate once--that coming in late January. After this 25 basis points cut (1 basis point is 1/100 of 1%), market perception turned rather bearish (an expectation that interest rates will rise). This past summer many "experts" were speculating on a Fed Funds interest rate increase of as much as 50 basis points. Focus turned from the Federal Reserve Board to Washington this fall, and concurrently pressures for a short-term interest rate increase waned.

Throughout the past year, the Chicago Trust Money Market Fund has provided strong performance relative to its benchmark, the Donoghue's First Tier Index. As of October 31, 1996, the Fund's 30-day yield was 4.9% versus an index yield of 4.8%. This performance has been accomplished while maintaining a shorter average maturity (33 days versus 62 for the index as of October 31, 1996). We have beaten the benchmark yield by averages of 19, 22, 17, and 16 basis points, respectively, for the past four fiscal quarters.

We are continually evaluating short-term securities from both a credit as well as a valuation perspective. Diversification and asset allocation are tools we actively use to enhance your yield, but the cornerstones of our investment process remain the same--safety and liquidity of your principal.

CT&T FUNDS
MONTAG & CALDWELL GROWTH FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                      MARKET
                                                         SHARES       VALUE
                                                       ----------- ------------
COMMON STOCK - 95.55%
COMMERCIAL SERVICES - 2.53%
Manpower, Inc. .......................................     195,000 $  5,533,125
                                                                   ------------
COMPUTERS/OFFICE EQUIPMENT - 27.52%
Adaptec, Inc.*........................................      74,500    4,535,187
Cisco Systems, Inc.*..................................     103,000    6,373,125
Electronic Arts, Inc.*................................     121,300    4,548,750
Electronic Data Systems Corp. ........................     133,400    6,003,000
Intel Corp. ..........................................      90,000    9,888,750
Microsoft Corp.*......................................      55,000    7,548,750
Oracle Systems Corp.*.................................     147,000    6,219,938
Seagate Technology, Inc.* ............................     135,100    9,017,925
Solectron Corp.*......................................     113,000    6,045,500
                                                                   ------------
                                                                     60,180,925
                                                                   ------------
CONSUMER DURABLES - 1.48%
Harley Davidson, Inc. ................................      71,900    3,244,488
                                                                   ------------
CONSUMER NON-DURABLES - 12.74%
CUC International, Inc.*..............................     156,150    3,825,675
Gillette Co. .........................................      87,900    6,570,525
Interpublic Group of Companies, Inc. .................      87,000    4,219,500
Mattel, Inc. .........................................     160,000    4,620,000
Procter & Gamble Co. .................................      87,000    8,613,000
                                                                   ------------
                                                                     27,848,700
                                                                   ------------
ELECTRICAL EQUIPMENT - 2.14%
Duracell International, Inc. .........................      70,000    4,672,500
                                                                   ------------
ENTERTAINMENT & LEISURE - 3.06%
Walt Disney Co. ......................................     101,700    6,699,488
                                                                   ------------
FINANCIAL SERVICES - 6.77%
American Express Co. .................................     136,100    6,396,700
Federal National Mortgage Association ................     118,300    4,628,487
First Data Corp. .....................................      47,400    3,780,150
                                                                   ------------
                                                                     14,805,337
                                                                   ------------
FOOD & BEVERAGE - 11.79%
Coca-Cola Co. ........................................     154,900    7,822,450
McDonald's Corp. .....................................     110,000    4,881,250
Pioneer Hi-Bred International, Inc. ..................      64,700    4,342,987
Sysco Corp. ..........................................     140,000    4,760,000
Wrigley, Wm. Jr., Co. ................................      66,100    3,982,525
                                                                   ------------
                                                                     25,789,212
                                                                   ------------

See accompanying notes to financial statements.

CT&T FUNDS
MONTAG & CALDWELL GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                     MARKET
                                                       SHARES        VALUE
                                                     -----------  ------------
COMMON STOCK--CONTINUED
HEALTH CARE - 3.06%
Johnson & Johnson .................................      136,000  $  6,698,000
                                                                  ------------
LODGING - 1.53%
Marriott International, Inc. ......................       58,700     3,338,562
                                                                  ------------
MEDICAL SUPPLIES - 2.94%
Medtronic, Inc. ...................................       99,800     6,424,625
                                                                  ------------
PHARMACEUTICALS - 9.23%
Eli Lilly & Co. ...................................       96,100     6,775,050
Merck & Co., Inc. .................................       92,200     6,834,325
Pfizer, Inc. ......................................       79,300     6,562,075
                                                                  ------------
                                                                    20,171,450
                                                                  ------------
RESTAURANTS - 1.35%
Cracker Barrel Old Country Store, Inc. ............      145,000     2,954,375
                                                                  ------------
RETAIL - 4.81%
Home Depot, Inc. ..................................      112,500     6,159,375
The Gap, Inc. .....................................      150,000     4,350,000
                                                                  ------------
                                                                    10,509,375
                                                                  ------------
TELECOMMUNICATIONS EQUIPMENT - 4.60%
Ericsson (LM) Telefonaktiebolaget ADR .............      159,300     4,400,663
U.S. Robotics, Corp. ..............................       90,000     5,658,750
                                                                  ------------
                                                                    10,059,413
                                                                  ------------
TOTAL COMMON STOCK (COST $176,216,289).............                208,929,575
                                                                  ------------
MONEY MARKET FUND - 1.75% (COST $3,819,306)
Fidelity U.S. Government Reserves..................    3,819,306     3,819,306
                                                                  ------------
                                                      PRINCIPAL
                                                       AMOUNT
                                                     -----------
REPURCHASE AGREEMENT - 2.95% (COST $6,446,000)
United Missouri Bank, U.S. Treasury Notes,
 $6,521,000 par, 5.125% coupon, due 06/30/98, dated
 10/31/96, to be sold on 11/01/96 at $6,446,958....  $ 6,446,000     6,446,000
                                                                  ------------
TOTAL INVESTMENTS - 100.25% (COST $186,481,595)/1/.                219,194,881
                                                                  ------------
LIABILITIES NET OF CASH AND OTHER ASSETS - (0.25%).                   (544,986)
                                                                  ------------
NET ASSETS - 100.00%...............................               $218,649,895
                                                                  ============
/1/Aggregate cost for federal income tax purposes
 is $186,489,005; and net unrealized appreciation
 is as follows:
 Gross unrealized appreciation.....................  $35,214,277
 Gross unrealized depreciation.....................   (2,508,401)
                                                     -----------
  Net unrealized appreciation......................  $32,705,876
                                                     ===========

* Non-income producing security.
See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                       MARKET
                                                            SHARES     VALUE
                                                            ------- ------------
COMMON STOCK - 93.55%
CHEMICALS - 1.99%
Praxair, Inc. .............................................  92,400 $  4,088,700
                                                                    ------------
COMPUTERS/OFFICE EQUIPMENT - 9.33%
Cisco Systems, Inc.*.......................................  60,400    3,737,250
Computer Sciences Corp.*...................................  58,600    4,351,050
Electronic Data Systems Corp. .............................  75,500    3,397,500
Microsoft Corp.*...........................................  55,700    7,644,825
                                                                    ------------
                                                                      19,130,625
                                                                    ------------
CONSUMER DURABLES - 2.78%
Harley Davidson, Inc. ..................................... 126,600    5,712,825
                                                                    ------------
CONSUMER NON-DURABLES - 12.06%
Cintas Corp................................................  20,000    1,165,000
Gillette Co. ..............................................  84,400    6,308,900
Mattel, Inc. .............................................. 155,000    4,475,625
Newell Co. ................................................ 234,100    6,642,588
Procter & Gamble Co. ......................................  62,000    6,138,000
                                                                    ------------
                                                                      24,730,113
                                                                    ------------
ELECTRICAL/ELECTRONICS - 3.27%
General Electric Co. ......................................  69,400    6,714,450
                                                                    ------------
ENERGY - 6.94%
Exxon Corp. ...............................................  66,400    5,884,700
Royal Dutch Petroleum Co. - NY Registered* ................  50,500    8,351,437
                                                                    ------------
                                                                      14,236,137
                                                                    ------------
ENTERTAINMENT & LEISURE - 2.07%
Carnival Corp. CL A ....................................... 141,000    4,247,625
                                                                    ------------
FINANCIAL SERVICES - 13.04%
Federal Home Loan Mortgage Corp. ..........................  74,850    7,559,850
First Data Corp. ..........................................  28,000    2,233,000
Green Tree Financial Corp. ................................ 181,000    7,172,125
MBNA Corp. ................................................  70,350    2,655,713
Norwest Corp. ............................................. 162,600    7,134,075
                                                                    ------------
                                                                      26,754,763
                                                                    ------------
FOOD & BEVERAGE - 5.50%
Coca-Cola Co. ............................................. 100,400    5,070,200
Richfood Holdings, Inc.....................................  64,500    1,556,062
Sysco Corp. ............................................... 137,000    4,658,000
                                                                    ------------
                                                                      11,284,262
                                                                    ------------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                       MARKET
                                                            SHARES     VALUE
                                                            ------- ------------
COMMON STOCK - CONTINUED


HEALTH CARE - 3.58%
Cardinal Health, Inc. .....................................  31,000 $  2,433,500
Health Management Associates, Inc. CL A*................... 143,250    3,151,500
PacifiCare Health Systems, Inc. CL B*......................  25,000    1,756,250
                                                                    ------------
                                                                       7,341,250
                                                                    ------------
INSURANCE - 5.50%
American International Group, Inc. ........................  68,650    7,457,106
General Re Corp. ..........................................  25,950    3,821,138
                                                                    ------------
                                                                      11,278,244
                                                                    ------------
MANUFACTURING - 7.67%
Federal Signal Corp. ...................................... 115,000    2,961,250
Illinois Tool Works, Inc. ................................. 114,000    8,008,500
Pall Corp. ................................................ 186,000    4,766,250
                                                                    ------------
                                                                      15,736,000
                                                                    ------------
PAPER/WOOD PRODUCTS - 2.79%
Kimberly Clark Corp. ......................................  61,400    5,725,550
                                                                    ------------
PHARMACEUTICALS - 6.04%
Merck & Co., Inc. .........................................  57,000    4,225,125
Pfizer, Inc. ..............................................  98,800    8,175,700
                                                                    ------------
                                                                      12,400,825
                                                                    ------------
RETAIL - 3.61%
Walgreen Co. .............................................. 196,000    7,399,000
                                                                    ------------
SCIENTIFIC & TECHNOLOGICAL INSTRUMENTS - 3.00%
Raytheon Co. .............................................. 125,000    6,156,250
                                                                    ------------
SERVICE - 2.69%
Service Corp. International................................ 193,500    5,514,750
                                                                    ------------
TELECOMMUNICATIONS EQUIPMENT - 1.69%
U.S. Robotics, Corp. ......................................  55,000    3,458,125
                                                                    ------------
TOTAL COMMON STOCK (COST $148,289,691).....................          191,909,494
                                                                    ------------



See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                      PRINCIPAL      MARKET
                                                       AMOUNT        VALUE
                                                     -----------  ------------
REPURCHASE AGREEMENT - 7.81% (COST $16,023,000)
J.P. Morgan, U.S. Treasury Notes, $16,083,000 par,
 6.250% coupon, due 8/31/00, dated 10/31/96, to be
 sold on 11/01/96 at $16,025,515...................  $16,023,000  $ 16,023,000
                                                                  ------------
TOTAL INVESTMENTS - 101.36% (COST $164,312,691)/1/.                207,932,494
                                                                  ------------
LIABILITIES NET OF CASH AND OTHER ASSETS - (1.36%).                 (2,799,177)
                                                                  ------------
NET ASSETS - 100.00%...............................               $205,133,317
                                                                  ============
/1/Aggregate cost for federal income tax purposes
 is $164,312,691; and net unrealized appreciation
 is as follows:
 Gross unrealized appreciation.....................  $44,406,208
 Gross unrealized depreciation.....................     (786,405)
                                                     -----------
  Net unrealized appreciation......................  $43,619,803
                                                     ===========

*Non-income producing security.

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST TALON FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                      MARKET
                                                           SHARES      VALUE
                                                         ---------- -----------
COMMON STOCK - 73.40%
APPAREL - 4.49%
Gymboree Corp.*.........................................     25,000 $   781,250
                                                                    -----------
BIOTECHNOLOGY - 6.58%
Immune Response Corp.*..................................     20,000     145,000
North American Vaccine, Inc.*...........................     45,000   1,001,250
                                                                    -----------
                                                                      1,146,250
                                                                    -----------
BUILDING MATERIALS - 3.88%
Ply-Gem Industries, Inc. ...............................     55,200     676,200
                                                                    -----------
CABLE TELEVISION - 0.11%
Tescorp, Inc. ..........................................      4,902      19,239
                                                                    -----------
ELECTRICAL/ELECTRONICS - 4.87%
Berg Electronics Corp.*.................................     30,000     847,500
                                                                    -----------
FINANCIAL SERVICES - 6.37%
Data Broadcasting Corp.* ...............................     60,000     450,000
St. Paul Bancorp, Inc. .................................     25,000     659,375
                                                                    -----------
                                                                      1,109,375
                                                                    -----------
HEALTH CARE & EQUIPMENT - 4.39%
Cardinal Health, Inc. ..................................      6,505     510,642
Cerner Corp.*...........................................     21,000     254,625
                                                                    -----------
                                                                        765,267
                                                                    -----------
HOMEBUILDING - 1.82%
Falcon Building Products, Inc. CL A*....................     27,000     317,250
                                                                    -----------
INDUSTRIAL MATERIALS - 2.71%
W.H. Brady Co. CL A.....................................     20,000     472,500
                                                                    -----------
INSURANCE - 5.53%
Danielson Holdings Corp.* ..............................     56,500     296,625
Risk Capital Holdings, Inc.* ...........................     37,000     666,000
                                                                    -----------
                                                                        962,625
                                                                    -----------
OIL FIELD SERVICES/EQUIPMENT - 2.21%
Cliffs Drilling Co.*....................................      9,000     385,875
                                                                    -----------
PHARMACEUTICALS - 2.23%
Elan Corp., PLC *.......................................     14,000     388,500
                                                                    -----------
RESTAURANTS - 2.80%
Daka International, Inc.* ..............................     55,000     488,125
                                                                    -----------
RETAILING-DRUG STORE - 8.48%
Arbor Drugs, Inc. ......................................     32,000     724,000
Revco D.S., Inc.* ......................................     25,000     753,125
                                                                    -----------
                                                                      1,477,125
                                                                    -----------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST TALON FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                     MARKET
                                                         SHARES       VALUE
                                                       ----------  -----------
COMMON STOCK - CONTINUED
RETAILING-SPECIALTY - 5.41%
Starbucks Corp.* .....................................     29,000  $   942,500
                                                                   -----------
SCIENTIFIC & TECH INSTRUMENTS - 3.16%
Robotic Vision Systems, Inc.* ........................     55,000      550,000
                                                                   -----------
TECHNOLOGY - 4.86%
Applied Materials, Inc.* .............................     32,000      846,000
                                                                   -----------
TELECOMMUNICATIONS-LONG DISTANCE - 3.50%
WorldCom, Inc.* ......................................     25,000      609,375
                                                                   -----------
TOTAL COMMON STOCK (COST $10,361,811).................              12,784,956
                                                                   -----------
PREFERRED STOCK - 2.14% (COST $300,000)
Tescorp., Inc. 8.000%, Conv. Pfd......................      3,000      372,000
                                                                   -----------
                                                       PRINCIPAL
                                                         AMOUNT
                                                       ----------
REPURCHASE AGREEMENT - 2.91% (COST $507,000)
United Missouri Bank, U.S. Treasury Notes, $513,000
 par, 5.125% coupon, due 06/30/98, dated 10/31/96, to
 be sold on 11/01/96 at $507,075...................... $  507,000      507,000
                                                                   -----------
U.S. GOVERNMENT OBLIGATIONS - 19.96%
U.S. TREASURY BILLS - 14.15%
4.950%, 01/09/97......................................  1,500,000    1,485,475
5.190%, 04/03/97......................................  1,000,000      978,226
                                                                   -----------
                                                                     2,463,701
                                                                   -----------
U.S. TREASURY NOTES - 5.81%
6.375%, 05/15/99......................................  1,000,000    1,012,180
                                                                   -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $3,461,124)...               3,475,881
                                                                   -----------
U.S. GOVERNMENT AGENCY OBLIGATION - 1.86% (COST
 $324,263)
FEDERAL HOME LOAN BANK
4.407%, 01/21/97......................................    325,000      324,490
                                                                   -----------
TOTAL INVESTMENTS - 100.27% (COST $14,954,198)/1/.....              17,464,327
                                                                   -----------
LIABILITIES NET OF CASH AND OTHER ASSETS - (0.27%)....                 (46,652)
                                                                   -----------
NET ASSETS - 100.00%..................................             $17,417,675
                                                                   ===========
/1/Aggregate cost for federal income tax purposes is
 $14,954,198; and net unrealized appreciation is as
 follows:
 Gross unrealized appreciation........................ $2,848,479
 Gross unrealized depreciation........................   (338,350)
                                                       ----------
  Net unrealized appreciation......................... $2,510,129
                                                       ==========

*Non-income producing security.

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                      MARKET
                                                             SHARES    VALUE
                                                             ------ -----------
COMMON STOCK - 55.17%
CHEMICALS - 1.13%
Praxair, Inc. .............................................. 40,000 $ 1,770,000
                                                                    -----------
COMPUTERS/OFFICE EQUIPMENT - 5.64%
Cisco Systems, Inc.* ....................................... 40,000   2,475,000
Computer Sciences Corp.* ................................... 25,000   1,856,250
Hewlett-Packard Co. ........................................ 40,000   1,765,000
Microsoft Corp.* ........................................... 20,000   2,745,000
                                                                    -----------
                                                                      8,841,250
                                                                    -----------
CONSUMER DURABLES - 1.58%
Harley Davidson, Inc. ...................................... 55,000   2,481,875
                                                                    -----------
CONSUMER NON-DURABLES - 7.59%
CUC International, Inc.* ................................... 60,000   1,470,000
Gillette Co. ............................................... 50,000   3,737,500
Mattel, Inc. ............................................... 55,000   1,588,125
Newell Co. ................................................. 75,000   2,128,125
Procter & Gamble Co. ....................................... 30,000   2,970,000
                                                                    -----------
                                                                     11,893,750
                                                                    -----------
ELECTRICAL/ELECTRONICS - 3.00%
General Electric Co. ....................................... 30,000   2,902,500
Molex, Inc. ................................................ 50,000   1,800,000
                                                                    -----------
                                                                      4,702,500
                                                                    -----------
ENERGY - 5.82%
Amoco Corp. ................................................ 30,000   2,272,500
Exxon Corp. ................................................ 25,000   2,215,625
Royal Dutch Petroleum Co. - NY Registered*.................. 13,000   2,149,875
Schlumberger, Ltd. ......................................... 25,000   2,478,125
                                                                    -----------
                                                                      9,116,125
                                                                    -----------
ENTERTAINMENT & LEISURE - 1.35%
Carnival Corp. ............................................. 70,000   2,108,750
                                                                    -----------
FINANCIAL SERVICES - 7.77%
Federal Home Loan Mortgage Corp. ........................... 28,000   2,828,000
First Data Corp. ........................................... 25,000   1,993,750
Green Tree Financial Corp. ................................. 55,000   2,179,375
MBNA Corp. ................................................. 67,500   2,548,125
Norwest Corp. .............................................. 60,000   2,632,500
                                                                    -----------
                                                                     12,181,750
                                                                    -----------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                       MARKET
                                                             SHARES    VALUE
                                                             ------ ------------
COMMON STOCK - CONTINUED
FOOD & BEVERAGE - 4.20%
Coca-Cola Co. .............................................. 60,000 $  3,030,000
Lancaster Colony Corp. ..................................... 45,000    1,687,500
Sysco Corp. ................................................ 55,000    1,870,000
                                                                    ------------
                                                                       6,587,500
                                                                    ------------
INSURANCE - 3.14%
American International Group, Inc. ......................... 25,000    2,715,625
General Re Corp. ........................................... 15,000    2,208,750
                                                                    ------------
                                                                       4,924,375
                                                                    ------------
MANUFACTURING - 5.23%
Boeing Co. ................................................. 20,000    1,907,500
Federal Signal Corp......................................... 75,000    1,931,250
Illinois Tool Works, Inc. .................................. 40,000    2,810,000
Pall Corp. ................................................. 60,000    1,537,500
                                                                    ------------
                                                                       8,186,250
                                                                    ------------
MEDICAL SUPPLIES - 1.23%
Medtronic, Inc. ............................................ 30,000    1,931,250
                                                                    ------------
PHARMACEUTICALS - 4.56%
Abbott Laboratories......................................... 40,000    2,025,000
Merck & Co., Inc. .......................................... 30,000    2,223,750
Pfizer, Inc. ............................................... 35,000    2,896,250
                                                                    ------------
                                                                       7,145,000
                                                                    ------------
RETAIL - 1.81%
Walgreen Co. ............................................... 75,000    2,831,250
                                                                    ------------
TELECOMMUNICATION SERVICES - 1.12%
AT&T Corp. ................................................. 35,000    1,220,625
Lucent Technologies, Inc.................................... 11,342      533,074
                                                                    ------------
                                                                       1,753,699
                                                                    ------------
TOTAL COMMON STOCK (COST $68,404,875).......................          86,455,324
                                                                    ------------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                       PRINCIPAL     MARKET
                                                        AMOUNT       VALUE
                                                      ----------- ------------
REPURCHASE AGREEMENT - 5.65% (COST $8,854,000)
J.P. Morgan, U.S. Treasury Bills, $8,964,000 par,
 5.625% coupon, due 11/30/00, dated 10/31/96, to be
 sold on 11/01/96 at $8,855,390...................... $ 8,854,000 $  8,854,000
                                                                  ------------
FIXED INCOME SECURITIES - 39.27%
U.S. GOVERNMENT OBLIGATIONS - 5.83%
U.S. TREASURY NOTES - 5.16%
4.375%, 11/15/96.....................................     500,000      499,880
5.625%, 08/31/97.....................................   1,000,000    1,001,000
8.750%, 10/15/97.....................................   1,000,000    1,029,900
9.000%, 05/15/98.....................................   1,000,000    1,048,970
8.000%, 08/15/99.....................................   1,000,000    1,053,400
6.375%, 01/15/00.....................................   1,000,000    1,013,570
5.250%, 01/31/01.....................................   1,500,000    1,460,370
5.875%, 02/15/04.....................................   1,000,000      978,200
                                                                  ------------
                                                                     8,085,290
                                                                  ------------
U.S. TREASURY BONDS - 0.67%
7.125%, 02/15/23.....................................   1,000,000    1,046,970
                                                                  ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $9,139,613)..                9,132,260
                                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.27%
FEDERAL HOME LOAN BANK - 0.33%
9.200%, 08/25/97.....................................     500,000      514,220
                                                                  ------------


FEDERAL HOME LOAN MORTGAGE CORP. - 5.32%
5.500%, 08/15/04, CMO REMIC..........................     600,000      593,688
5.850%, 02/21/06.....................................   1,000,000      949,680
6.500%, 09/15/07, CMO REMIC..........................   1,000,000      998,717
7.500%, 04/01/08.....................................     658,404      669,944
6.500%, 06/01/09.....................................   1,209,678    1,194,301
7.500%, 11/01/10.....................................   1,165,602    1,186,517
5.150%, 11/15/12, CMO REMIC..........................   1,128,291    1,120,252
7.000%, 07/01/13.....................................     680,404      671,961
7.000%, 11/15/13, CMO PAC--Interest Only.............   1,848,197       97,271
6.000%, 12/15/23, CMO REMIC..........................   1,000,000      859,812
                                                                  ------------
                                                                     8,342,143
                                                                  ------------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        ----------- ------------
FIXED INCOME SECURITIES - CONTINUED
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.90%
6.000%, 06/25/02, CMO REMIC...........................  $ 1,800,000 $  1,796,807
6.250%, 07/25/02, CMO REMIC...........................      884,992      884,169
6.900%, 12/25/03, CMO REMIC...........................      901,763      913,982
7.000%, 07/25/17, CMO PAC--Interest Only .............    1,519,792      159,457
9.000%, 05/01/25......................................      748,836      786,592
                                                                    ------------
                                                                       4,541,007
                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.72%
7.000%, 06/15/08......................................      612,129      615,270
8.000%, 03/15/17......................................      777,215      794,084
8.000%, 06/15/17......................................    1,125,986    1,150,632
7.500%, 04/15/23......................................    2,271,172    2,279,561
7.000%, 09/15/23......................................    1,818,304    1,789,213
7.000%, 10/15/23......................................    2,530,484    2,483,829
6.500%, 03/15/26......................................    1,483,925    1,420,394
                                                                    ------------
                                                                      10,532,983
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
 $23,987,489).........................................                23,930,353
                                                                    ------------
GOVERNMENT TRUST CERTIFICATES - 0.91%
GTC Greece, 8.000%, 05/15/98--Class G-2...............      347,275      347,709
GTC Israel, 9.250%, 11/15/01--Class 1-C...............    1,000,000    1,073,750
                                                                    ------------
TOTAL GOVERNMENT TRUST CERTIFICATES (COST $1,445,800).                 1,421,459
                                                                    ------------
ASSET BACKED NOTES - 0.62% (COST $971,976)
Chemical Master Credit Card Trust, Class A, 5.550%,
 09/15/03.............................................    1,000,000      973,926
                                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.40% (COST
 $605,906)
Midland Realty Acceptance Corp., 7.475%, 08/25/28.....      600,000      620,062
                                                                    ------------
CORPORATE BONDS, NOTES AND DEBENTURES - 16.24%
AIRLINES - 0.31%
Delta Airlines, Inc. Equipment Trust Bonds, 8.540%,
 01/02/07.............................................      452,212      488,218
                                                                    ------------
CONSUMER NON-DURABLES - 0.26%
Philip Morris Cos., Inc. Notes, 7.125%, 10/01/04......      400,000      404,000
                                                                    ------------
ENTERTAINMENT - 0.32%
Time Warner, Inc. - 144A Preferred Stock/Sinking Fund,
 10.250%, 07/01/16....................................      471,000      498,082
                                                                    ------------
EQUIPMENT - 0.70%
John Deere Capital Corp. Subordinated Debentures,
 8.625%, 08/01/19.....................................    1,000,000    1,100,000
                                                                    ------------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        ----------- ------------
FIXED INCOME SECURITIES - CONTINUED
FINANCIAL SERVICES - 6.55%
Advanta Corp. Notes, 7.000%, 05/01/01.................  $ 1,000,000 $  1,008,750
Bankers Trust - N.Y. Corp. Subordinated Debentures,
 8.125%, 04/01/02.....................................      750,000      798,750
Chrysler Financial Corp. Notes, 6.625%, 08/15/00......    1,000,000    1,005,000
Continental Corp. Notes, 7.250%, 03/01/03.............      250,000      255,937
Federal Realty Investment Trust Convertible
 Subordinated Bonds, 5.250%, 10/28/03.................      945,000      831,600
First USA Bank Notes, 7.000%, 08/20/01................    1,000,000    1,008,750
International Bank for Reconstruction & Development
 Notes, 9.770%, 05/27/98..............................    1,000,000    1,057,500
Leucadia National Corp. Senior Subordinated Notes,
 8.250%, 06/15/05.....................................      975,000    1,001,812
Metropolitan Life Insurance Co. - 144A Surplus Notes,
 6.300%, 11/01/03.....................................    1,000,000      972,500
Pacific Mutual Life Insurance Co. - 144A Surplus
 Notes, 7.900%, 12/30/23..............................    1,000,000    1,025,000
Prudential Insurance Co. of America Notes, 6.875%,
 04/15/03.............................................      250,000      249,688
Prudential Insurance Co. of America - 144A Surplus
 Notes, 8.300%, 07/01/25..............................    1,000,000    1,041,250
                                                                    ------------
                                                                      10,256,537
                                                                    ------------
FOOD & BEVERAGE - 0.63%
Nabisco, Inc. Notes, 6.700%, 06/15/02.................    1,000,000      995,000
                                                                    ------------
HEALTH CARE - 0.53%
Hospital Corp. of America, Zero Coupon Debentures,
 06/01/00*............................................    1,100,000      834,625
                                                                    ------------
INDUSTRIAL - 0.93%
Brown Group, Inc. - 144A Senior Notes, 9.500%,
 10/15/06.............................................      750,000      753,750
Viacom, Inc. Subordinated Debentures, 8.000%,
 07/07/06.............................................      750,000      706,875
                                                                    ------------
                                                                       1,460,625
                                                                    ------------
LODGING - 0.82%
Hilton Hotels, Inc. Notes, 7.700%, 07/15/02...........    1,250,000    1,287,500
                                                                    ------------
MANUFACTURING - 0.53%
Owens-Illinois, Inc. Senior Debentures, 11.000%,
 12/01/03.............................................      750,000      825,997
                                                                    ------------
MINING - 0.32%
Santa Fe Pacific Gold Corp. Senior Debentures, 8.375%,
 07/01/05.............................................      500,000      501,250
                                                                    ------------
PUBLISHING/PRINTING - 0.33%
Valassis Inserts, Inc. Senior Subordinated Notes,
 9.375%, 03/15/99.....................................      500,000      518,125
                                                                    ------------
RETAILING-SPECIALTY - 0.41%
Southland Corp. Senior Subordinated Debentures,
 5.000%, 12/15/03.....................................      800,000      642,000
                                                                    ------------


See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                      PRINCIPAL      MARKET
                                                       AMOUNT        VALUE
                                                     -----------  ------------
FIXED INCOME SECURITIES - CONTINUED
UTILITIES - 2.22%
Commonwealth Edison Co. First Mortgage Bonds,
 7.750%, 07/15/23..................................  $ 1,000,000  $    976,250
Gulf States Utilities First Mortgage Bonds, 7.350%,
 11/01/98..........................................      500,000       511,250
Long Island Lighting Co. Debentures, 9.000%,
 11/01/22..........................................    1,000,000     1,002,500
Philadelphia Electric Co. First Mortgage Bonds,
 5.625%, 11/01/01..................................      500,000       481,250
Public Service Co. - New Hampshire First Mortgage
 Bonds, 9.170%, 05/15/98...........................      500,000       513,750
                                                                  ------------
                                                                     3,485,000
                                                                  ------------
YANKEE - 1.38%
Chilgener S.A. Notes, 6.500%, 01/15/06.............    1,250,000     1,187,500
Province of Mendoza - 144A Secured Notes, 10.000%,
 07/25/02..........................................      479,167       485,755
Skandinaviska Enskilda Subordinated Notes, 6.625%,
 03/29/49..........................................      500,000       493,195
                                                                  ------------
                                                                     2,166,450
                                                                  ------------
TOTAL CORPORATE BONDS, NOTES AND DEBENTURES (COST
 $25,305,352)......................................                 25,463,349
                                                                  ------------
TOTAL FIXED INCOME SECURITIES (COST $61,456,136)...                 61,541,409
                                                                  ------------
TOTAL INVESTMENTS - 100.09% (COST $138,715,011)/1/.                156,850,733
                                                                  ------------
LIABILITIES NET OF CASH AND OTHER ASSETS - (0.09%).                   (147,290)
                                                                  ------------
NET ASSETS - 100.00%...............................               $156,703,443
                                                                  ============
/1/Aggregate cost for federal income tax purposes
 is $138,715,011; and net unrealized appreciation
 is as follows:
 Gross unrealized appreciation.....................  $19,252,173
 Gross unrealized depreciation.....................   (1,116,451)
                                                     -----------
  Net unrealized appreciation......................  $18,135,722
                                                     ===========

*Non-income producing security.

PORTFOLIO COMPOSITION
---------------------
Common Stock                         55%
Repurchase Agreement                  6%
U.S. Government Obligations           6%
U.S. Government Agency Obligations   15%
Government Trust Certificates         1%
Aaa                                   1%
A                                     5%
Baa                                   7%
Ba                                    3%
B                                     1%
                                    ----
                                    100%
                                    ====

See accompanying notes to financial statements.

CT&T FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                      MARKET
                                                           SHARES      VALUE
                                                         ---------- -----------
COMMON STOCK - 60.35%
COMMERCIAL SERVICES - 1.53%
Manpower, Inc. .........................................     17,011 $   482,687
                                                                    -----------
COMPUTERS/OFFICE EQUIPMENT - 17.43%
Adaptec, Inc.*..........................................      7,008     426,612
Cisco Systems, Inc.*....................................     10,222     632,486
Electronic Arts, Inc.* .................................     10,249     384,338
Electronic Data Systems Corp. ..........................     11,371     511,695
Intel Corp. ............................................      8,223     903,502
Microsoft Corp.*........................................      4,743     650,977
Oracle Systems Corp.*...................................     13,897     588,017
Seagate Technology, Inc.*...............................     11,589     773,566
Solectron Corp.*........................................     11,471     613,698
                                                                    -----------
                                                                      5,484,891
                                                                    -----------
CONSUMER DURABLES - 0.97%
Harley Davidson, Inc. ..................................      6,770     305,496
                                                                    -----------
CONSUMER NON-DURABLES - 7.96%
CUC International, Inc.*................................     15,519     380,215
Gillette Co. ...........................................      8,809     658,473
Interpublic Group of Companies, Inc. ...................      7,562     366,757
Mattel, Inc. ...........................................     11,889     343,295
Procter & Gamble Co. ...................................      7,637     756,063
                                                                    -----------
                                                                      2,504,803
                                                                    -----------
ELECTRICAL EQUIPMENT - 1.55%
Duracell International, Inc. ...........................      7,294     486,875
                                                                    -----------
ENTERTAINMENT & LEISURE - 1.87%
Walt Disney Co. ........................................      8,952     589,713
                                                                    -----------
FINANCIAL SERVICES - 4.53%
American Express Co. ...................................     12,178     572,366
Federal National Mortgage Association...................     12,184     476,699
First Data Corp. .......................................      4,715     376,021
                                                                    -----------
                                                                      1,425,086
                                                                    -----------
FOOD & BEVERAGE - 7.20%
Coca-Cola Co. ..........................................     14,242     719,221
McDonald's Corp. .......................................      8,061     357,707
Pioneer Hi-Bred International, Inc. ....................      6,303     423,089
Sysco Corp. ............................................     11,424     388,416
Wrigley, Wm. Jr., Co. ..................................      6,266     377,526
                                                                    -----------
                                                                      2,265,959
                                                                    -----------

See accompanying notes to financial statements.

CT&T FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                      MARKET
                                                           SHARES      VALUE
                                                         ---------- -----------
COMMON STOCK - CONTINUED
HEALTH CARE - 1.87%
Johnson & Johnson.......................................     11,954 $   588,735
                                                                    -----------
LODGING - 1.06%
Marriott International, Inc. ...........................      5,856     333,060
                                                                    -----------
MEDICAL SUPPLIES - 1.91%
Medtronic, Inc. ........................................      9,337     601,069
                                                                    -----------
PHARMACEUTICALS - 5.84%
Eli Lilly & Co. ........................................      8,745     616,522
Merck & Co., Inc. ......................................      8,476     628,284
Pfizer, Inc. ...........................................      7,186     594,642
                                                                    -----------
                                                                      1,839,448
                                                                    -----------
RESTAURANTS - 0.79%
Cracker Barrel Old Country Store, Inc. .................     12,129     247,128
                                                                    -----------
RETAIL - 2.86%
Home Depot, Inc. .......................................     10,272     562,392
The Gap, Inc. ..........................................     11,694     339,126
                                                                    -----------
                                                                        901,518
                                                                    -----------
TELECOMMUNICATIONS EQUIPMENT - 2.98%
Ericsson (LM) Telefonaktiebolaget ADR ..................     15,661     432,635
U.S. Robotics Corp. ....................................      8,027     504,698
                                                                    -----------
                                                                        937,333
                                                                    -----------
TOTAL COMMON STOCK (COST $15,232,209) ..................             18,993,801
                                                                    -----------
MONEY MARKET FUND - 4.55% (COST $1,432,003)
Fidelity U.S. Government Reserves ......................  1,432,003   1,432,003
                                                                    -----------
                                                         PRINCIPAL
                                                           AMOUNT
                                                         ----------
FIXED INCOME SECURITIES - 34.30%
U.S. GOVERNMENT OBLIGATIONS - 12.03%
U.S. TREASURY NOTES - 11.28%
9.250%, 08/15/98 ....................................... $   50,000      52,962
6.375%, 01/15/99 .......................................     25,000      25,322
8.500%, 02/15/00 .......................................    100,000     107,532
8.000%, 05/15/01 .......................................    200,000     215,270
6.500%, 05/31/01 .......................................    100,000     101,691
7.500%, 11/15/01 .......................................     65,000      68,894
6.375%, 08/15/02 .......................................  1,000,000   1,012,150
6.250%, 02/15/03 .......................................    100,000     100,451

See accompanying notes to financial statements.

CT&T FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
                                                         ---------- -----------
FIXED INCOME SECURITIES - CONTINUED
U.S. TREASURY NOTES - CONTINUED
5.750%, 08/15/03 ....................................... $  100,000 $    97,472
7.250%, 05/15/04 .......................................    800,000     846,984
7.875%, 11/15/04 .......................................    550,000     603,960
6.500%, 05/15/05 .......................................    145,000     146,601
6.500%, 08/15/05 .......................................    100,000     101,120
5.625%, 02/15/06 .......................................     75,000      71,371
                                                                    -----------
                                                                      3,551,780
                                                                    -----------
U.S. TREASURY BONDS - 0.75%
8.000%, 11/15/21 .......................................    205,000     235,750
                                                                    -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $3,630,687) ....              3,787,530
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.05%
FEDERAL HOME LOAN BANK - 0.98%
5.990%, 10/01/03........................................    320,000     308,931
                                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORP. - 8.00%
7.000%, 11/15/01, CMO REMIC ............................    205,000     209,332
6.500%, 06/01/02........................................    277,678     276,029
6.500%, 06/15/04, CMO REMIC ............................    265,000     266,462
7.730%, 08/10/04, Debentures............................    100,000     102,376
7.500%, 03/15/07, CMO REMIC ............................    600,000     591,256
6.000%, 04/15/08, CMO REMIC ............................    175,000     171,041
6.500%, 07/15/20, CMO REMIC ............................    500,000     501,689
6.500%, 11/15/20, CMO REMIC ............................    400,000     399,664
                                                                    -----------
                                                                      2,517,849
                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.02%
7.500%, 03/01/99 .......................................    149,770     152,766
8.250%, 12/18/00........................................     45,000      48,362
6.000%, 02/25/07, CMO REMIC ............................    255,000     252,466
7.070%, 03/08/11 .......................................    500,000     496,380
                                                                    -----------
                                                                        949,974
                                                                    -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.05%
8.500%, 06/15/01........................................     10,946      11,446
9.000%, 09/15/08........................................      4,509       4,771
                                                                    -----------
                                                                         16,217
                                                                    -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
 $3,755,845) ...........................................              3,792,971
                                                                    -----------

See accompanying notes to financial statements.

CT&T FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                        PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        ----------  -----------
FIXED INCOME SECURITIES - CONTINUED
ASSET BACKED NOTES - 3.64%
AT&T Universal Card Master Trust CL A, 5.950%,
 10/17/02 ............................................  $  445,000  $   439,768
Chemical Master Credit Card Trust I CL A, 6.230%,
 06/15/03 ............................................     300,000      300,608
Discover Card Trust CL A, 6.800%, 06/15/00 ...........     350,000      353,540
Discover Card Trust CL A, 6.250%, 08/16/00 ...........      50,000       50,121
                                                                    -----------
TOTAL ASSET BACKED NOTES (COST $1,139,300) ...........                1,144,037
                                                                    -----------
CORPORATE BONDS, NOTES AND DEBENTURES - 6.58%
FINANCIAL SERVICES - 4.45%
American General Finance Corp. Notes, 7.200%, 07/08/99
 .....................................................      55,000       56,306
Chrysler Financial Corp. Notes, 8.500%, 11/23/06** ...     100,000      100,000
Household Finance Corp. Notes, 7,250%, 05/15/06.......     500,000      513,125
International Bank for Reconstruction & Development
 Notes, 8.125%,
 03/01/01 ............................................      75,000       80,625
MBNA Corp. Notes, 6.875%, 06/01/05 ...................     125,000      123,594
J.P. Morgan & Co. Notes, 7.250%, 01/15/02.............      70,000       72,625
NationsBank Corp. Notes, 6.500%, 08/15/03 ............     400,000      396,500
Salomon, Inc. Notes, 7.125%, 08/01/99.................      35,000       35,525
SunTrust Banks Debentures, 8.875%, 02/01/98...........      20,000       20,725
                                                                    -----------
                                                                      1,399,025
                                                                    -----------
INSURANCE - 0.35%
National Re Corp. Notes, 8.850%, 01/15/05 ............     100,000      110,875
                                                                    -----------
RETAIL - 1.78%
J.C. Penney & Co., Inc. Debentures, 9.750%, 06/15/21 .     500,000      560,625
                                                                    -----------
TOTAL CORPORATE BONDS, NOTES AND DEBENTURES (COST
 $2,067,999)..........................................                2,070,525
                                                                    -----------
TOTAL FIXED INCOME SECURITIES (COST $10,593,831)......               10,795,063
                                                                    -----------
TOTAL INVESTMENTS - 99.20% (COST $27,258,043)/1/......               31,220,867
                                                                    -----------
CASH AND OTHER ASSETS NET OF LIABILITIES - 0.80%......                  251,804
                                                                    -----------
NET ASSETS - 100.00%..................................              $31,472,671
                                                                    ===========
/1/Aggregate cost for federal income tax purposes is
$27,298,706; and net unrealized appreciation is as
follows:
 Gross unrealized appreciation........................  $4,137,769
 Gross unrealized depreciation........................    (215,608)
                                                        ----------
  Net unrealized appreciation.........................  $3,922,161
                                                        ==========

* Non-income producing security.
**Security is callable on 11/23/96 at which date a step-up, annually reset interest rate begins.

See accompanying notes to financial statements.

CT&T FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
---------------------
Common Stock                         61%
U.S. Government Obligations          12%
U.S. Government Agency Obligations   12%
Aaa                                   4%
A                                     6%
Money Market                          5%
                                    ----
                                    100%
                                    ====





See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST BOND FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                          PRINCIPAL    MARKET
                                                            AMOUNT      VALUE
                                                          ---------- -----------
FIXED INCOME SECURITIES - 92.80%
U.S. GOVERNMENT OBLIGATIONS - 16.77%
U.S. TREASURY NOTES - 14.26%
7.375%, 11/15/97......................................... $1,250,000 $ 1,272,550
5.625%, 01/31/98.........................................  2,000,000   2,000,640
5.125%, 11/30/98.........................................  2,000,000   1,975,699
5.500%, 02/28/99.........................................  1,000,000     993,680
6.375%, 01/15/00.........................................  1,000,000   1,013,570
5.750%, 10/31/00.........................................  1,000,000     990,520
6.375%, 08/15/02.........................................  1,000,000   1,012,150
5.750%, 08/15/03.........................................  1,000,000     974,720
7.250%, 05/15/04.........................................  1,000,000   1,058,730
                                                                     -----------
                                                                      11,292,259
                                                                     -----------
U.S. TREASURY BONDS - 2.51%
7.125%, 02/15/23.........................................  1,000,000   1,046,970
6.250%, 08/15/23.........................................  1,000,000     939,480
                                                                     -----------
                                                                       1,986,450
                                                                     -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $13,366,122).....             13,278,709
                                                                     -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 34.34%
FEDERAL HOME LOAN MORTGAGE CORP. - 17.04%
5.850%, 02/21/06.........................................  1,500,000   1,424,520
7.000%, 10/15/06, CMO REMIC..............................  1,500,000   1,514,472
6.000%, 03/15/07, CMO REMIC..............................  1,500,000   1,488,832
6.500%, 09/15/07, CMO REMIC..............................  1,000,000     998,717
5.750%, 01/15/08, CMO REMIC..............................    500,000     483,389
7.500%, 04/01/08.........................................    658,404     669,944
6.000%, 03/15/09, CMO REMIC..............................  1,000,000     914,044
6.500%, 06/01/09.........................................  1,612,904   1,592,402
7.500%, 11/01/10.........................................  1,331,830   1,355,728
6.500%, 01/01/11.........................................  1,882,881   1,856,352
6.000%, 12/15/23, CMO REMIC..............................  1,400,000   1,203,737
                                                                     -----------
                                                                      13,502,137
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.33%
6.000%, 06/25/02, CMO REMIC..............................  1,500,000   1,497,339
6.250%, 07/25/02, CMO REMIC..............................  1,327,488   1,326,253
6.900%, 12/25/03, CMO REMIC..............................  1,202,352   1,218,643
7.000%, 07/25/08.........................................    501,975     502,602
9.000%, 05/01/25.........................................  1,198,137   1,258,548
                                                                     -----------
                                                                       5,803,385
                                                                     -----------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                          PRINCIPAL    MARKET
                                                            AMOUNT      VALUE
                                                          ---------- -----------
FIXED INCOME SECURITIES - CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 9.97%
8.000%, 06/15/17........................................  $1,125,986 $ 1,150,632
7.500%, 04/15/23........................................   2,215,997   2,224,200
7.000%, 10/15/23........................................   3,159,025   3,100,780
6.500%, 03/01/26........................................   1,483,925   1,420,394
                                                                     -----------
                                                                       7,896,006
                                                                     -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
 $27,303,597)...........................................              27,201,528
                                                                     -----------
GOVERNMENT TRUST CERTIFICATES - 0.98% (COST $793,250)
GTC Israel, 9.250%, 11/15/01 - Class 1-C................     725,000     778,469
                                                                     -----------
ASSET BACKED NOTES - 1.84% (COST $1,457,965)
Chemical Master Credit Card Trust CL A, 5.550%,
 09/15/03...............................................   1,500,000   1,460,889
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATION - 1.14% (COST
 $883,613)
Midland Realty Acceptance Corp., 7.475%, 08/25/28.......     875,000     904,258
                                                                     -----------
CORPORATE BONDS, NOTES AND DEBENTURES - 37.73%
AIRLINES - 0.93%
Delta Airlines, Inc. Equipment Trust Bonds, 8.540%,
 01/02/07...............................................     452,212     488,218
Delta Airlines, Inc. Equipment Trust Bonds, 9.375%,
 09/11/07...............................................     221,842     252,900
                                                                     -----------
                                                                         741,118
                                                                     -----------
ENTERTAINMENT - 0.98%
Time Warner, Inc. - 144A Preferred Stock/Sinking Fund,
 10.250%, 07/01/16......................................     733,000     775,148
                                                                     -----------
EQUIPMENT - 1.77%
John Deere Capital Corp. Subordinated Debentures,
 8.625%, 08/01/19.......................................   1,275,000   1,402,500
                                                                     -----------
FINANCIAL SERVICES - 15.87%
Advanta Corp. Notes, 7.000%, 05/01/01...................   1,250,000   1,260,937
Bankers Trust - N.Y. Corp. Subordinated Notes, 7.500%,
 01/15/02...............................................   1,273,000   1,320,737
Chrysler Financial Corp. Senior Notes, 6.625%, 08/15/00.   1,250,000   1,256,250
Continental Corp. Notes, 7.250%, 03/01/03...............   1,250,000   1,279,687
Federal Realty Investment Trust Convertible Subordinated
 Bonds,
 5.250%, 10/28/03.......................................   1,000,000     880,000
First USA Bank Notes, 7.000%, 08/20/01..................   1,250,000   1,260,937
Goldman Sachs Group L.P. - 144A Notes, 6.200%, 12/15/00.   1,000,000     986,065
Leucadia National Corp. Senior Subordinated Notes,
 8.250%, 06/15/05.......................................   1,000,000   1,027,500
Metropolitan Life Insurance Co. - 144A Surplus Notes,
 6.300%, 11/01/03.......................................   1,000,000     972,500
Pacific Mutual Life Insurance Co. - 144A Surplus Notes,
 7.900%, 12/30/23.......................................   1,250,000   1,281,250
Prudential Insurance Co. of America - 144A Surplus
 Notes, 8.300%, 07/01/25................................   1,000,000   1,041,250
                                                                     -----------
                                                                      12,567,113
                                                                     -----------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                           PRINCIPAL      MARKET
                                                              AMOUNT       VALUE
                                                           ---------      ------
FIXED INCOME SECURITIES - CONTINUED

FOOD & BEVERAGE - 0.63%
Nabisco, Inc. Notes, 6.700%, 06/15/02...................  $  500,000  $  497,500
                                                                     -----------
INDUSTRIAL - 2.46%
Brown Group , Inc. - 144A Senior Notes, 9.500%,
 10/15/06...............................................   1,000,000   1,005,000
Viacom, Inc. Subordinated Debentures, 8.000%, 07/07/06..   1,000,000     942,500
                                                                     -----------
                                                                       1,947,500
                                                                     -----------
LODGING - 1.95%
Hilton Hotels, Inc. Notes, 7.700%, 07/15/02.............   1,500,000   1,545,000
                                                                     -----------
MANUFACTURING - 2.28%
Figgie International, Inc. Senior Notes, 9.875%,
 10/01/99...............................................   1,000,000   1,035,000
Owens-Illinois, Inc. Senior Debentures, 11.000%,
 12/01/03...............................................     700,000     770,875
                                                                     -----------
                                                                       1,805,875
                                                                     -----------
MINING - 0.95%
Santa Fe Pacific Gold Corp. Senior Debentures, 8.375%,
 07/01/05 ..............................................     750,000     751,875
                                                                     -----------
PUBLISHING/PRINTING - 0.98%
Valassis Inserts, Inc. Senior Subordinated Notes,
 9.375%, 03/15/99 ......................................     750,000     777,187
                                                                     -----------
RETAILING-SPECIALTY - 0.76%
Southland Corp. Senior Subordinated Debentures, 5.000%,
 12/15/03 ..............................................     750,000     601,875
                                                                     -----------
UTILITIES - 4.88%
Commonwealth Edison Co. First Mortgage Bonds, 7.750%,
 07/15/23 ..............................................   1,000,000     976,250
Long Island Lighting Co. Debentures, 9.000%, 11/01/22 ..   1,250,000   1,253,125
Philadelphia Electric Co. First Mortgage Bonds, 5.625%,
 11/01/01 ..............................................     900,000     866,250
Public Service Co. - New Hampshire First Mortgage Bonds,
 9.170%, 05/15/98 ......................................     750,000     770,625
                                                                     -----------
                                                                       3,866,250
                                                                     -----------
YANKEE - 3.29%
Chilgener S.A. Notes, 6.500%, 01/15/06 .................   1,200,000   1,140,000
Province of Mendoza - 144A Secured Notes, 10.000%,
 07/25/02...............................................     718,750     728,633
Skandinaviska Enskilda Subordinated Notes, 6.625%,
 03/29/49 ..............................................     750,000     739,793
                                                                     -----------
                                                                       2,608,426
                                                                     -----------
TOTAL CORPORATE BONDS, NOTES AND DEBENTURES (COST
 $29,628,699) ..........................................             $29,887,367
                                                                     -----------
TOTAL FIXED INCOME SECURITIES (COST $73,433,246) .......              73,511,220
                                                                     -----------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                       PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                                       ----------  -----------
REPURCHASE AGREEMENT - 5.81% (COST $4,598,000)
J.P. Morgan, U.S. Treasury Notes, $4,621,000 par,
 6.375% coupon,
 due 03/31/01, dated 10/31/96, to be sold on 11/01/96
 at $4,598,722 ....................................... $4,598,000  $ 4,598,000
                                                                   -----------
TOTAL INVESTMENTS - 98.61% (COST $78,031,246)/1/......              78,109,220
                                                                   -----------
CASH AND OTHER ASSETS NET OF LIABILITIES - 1.39% .....               1,101,508
                                                                   -----------
NET ASSETS - 100.00% .................................             $79,210,728
                                                                   ===========
/1/Aggregate cost for federal income tax purposes is
 $78,031,246; and net unrealized appreciation is as
 follows:
 Gross unrealized appreciation ....................... $  564,546
 Gross unrealized depreciation .......................   (486,572)
                                                       ----------
  Net unrealized appreciation......................... $   77,974
                                                       ==========

PORTFOLIO COMPOSITION
---------------------
U.S. Government Obligations          17%
U.S. Government Agency Obligations   35%
Government Trust Certificates         1%
Aaa                                   2%
A                                    11%
Baa                                  14%
Ba                                   11%
B                                     3%
Repurchase Agreement                  6%
                                    ----
                                    100%
                                    ====

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                          PRINCIPAL    MARKET
                                                            AMOUNT      VALUE
                                                          ---------- -----------
MUNICIPAL BONDS - 96.56%
ARIZONA - 6.05%
Salt River Project Electric System Revenue, Refunding
 Series A
 5.500%, 01/01/05.......................................  $  450,000 $   469,962
Tucson, Arizona Water Revenue
 5.400%, 07/01/05.......................................     200,000     206,480
                                                                     -----------
                                                                         676,442
                                                                     -----------
FLORIDA - 5.79%
Dade County, Florida School District, G.O., MBIA Insured
 5.000%, 07/15/02.......................................     265,000     271,116
Putnam County, Florida Development Authority Revenue
 3.600%, 09/01/24*......................................     100,000     100,000
State of Florida, G.O.
 4.700%, 07/01/97.......................................     275,000     276,931
                                                                     -----------
                                                                         648,047
                                                                     -----------
GEORGIA - 4.48%
State of Georgia, Series A, G.O.
 6.100%, 03/01/05.......................................     250,000     272,355
State of Georgia, Series D, G.O.
 6.700%, 08/01/09.......................................     200,000     228,998
                                                                     -----------
                                                                         501,353
                                                                     -----------
ILLINOIS - 9.00%
Chicago, Illinois Metropolitan Water Reclamation, G.O.
 6.600%, 01/01/02.......................................     250,000     272,203
Cook County, Illinois Series B, G.O., MBIA Insured
 4.700%, 11/15/01.......................................     475,000     478,914
State of Illinois, G.O., FGIC Insured
 5.150%, 09/01/02.......................................     250,000     256,115
                                                                     -----------
                                                                       1,007,232
                                                                     -----------
MARYLAND - 2.28%
University of Maryland Revenue, Series B
 5.400%, 04/01/98.......................................     250,000     255,267
                                                                     -----------
MINNESOTA - 2.36%
State of Minnesota, G.O.
 4.900%, 08/01/98.......................................     260,000     264,540
                                                                     -----------
NEVADA - 7.68%
Clark County, Nevada School District, G.O., FGIC Insured
 6.400%, 06/15/06.......................................     350,000     382,547
State of Nevada, Water Pollution Control, Revolving
 Funding, G.O.
 4.100%, 11/01/98.......................................     475,000     476,221
                                                                     -----------
                                                                         858,768
                                                                     -----------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                          PRINCIPAL    MARKET
                                                            AMOUNT      VALUE
                                                          ---------- -----------
MUNICIPAL BONDS - CONTINUED
NEW JERSEY - 7.04%
New Jersey State Transportation Trust Fund Revenue,
 Series A, AMBAC Insured, Escrowed to Maturity
 5.200%, 12/15/00.......................................  $  350,000 $   361,032
South Brunswick Township Board of Education, G.O.
 6.300%, 04/01/05.......................................     200,000     216,496
State of New Jersey, Series D, G.O.
 5.500%, 02/15/04.......................................     200,000     209,826
                                                                     -----------
                                                                         787,354
                                                                     -----------
NEW YORK - 2.24%
New York State Dormitory Authority Revenue, Series C
 5.100%, 05/15/03.......................................     250,000     250,408
                                                                     -----------
OHIO - 1.84%
Ohio State Public Facilities Commission (Higher
 Education), AMBAC Insured 5.200%, 05/01/01.............     200,000     205,524
                                                                     -----------
OKLAHOMA - 3.24%
Tulsa, Oklahoma Metropolitan Utilities Authority Revenue
 5.500%, 07/01/00.......................................     350,000     362,463
                                                                     -----------
OREGON - 2.48%
Portland, Oregon, Series A, G.O.
 7.000%, 06/01/01.......................................     250,000     276,975
                                                                     -----------
PENNSYLVANIA - 4.13%
Commonwealth of Pennsylvania, G.O., FGIC Insured
 5.250%, 05/15/99.......................................     200,000     205,270
Commonwealth of Pennsylvania, G.O., MBIA Insured
 5.100%, 06/15/03.......................................     250,000     256,550
                                                                     -----------
                                                                         461,820
                                                                     -----------
PUERTO RICO - 3.97%
Commonwealth of Puerto Rico, Series A, G.O., MBIA
 Insured
 6.500%, 07/01/03.......................................     400,000     444,512
                                                                     -----------
RHODE ISLAND - 2.63%
State of Rhode Island, Series A, G.O., FGIC Insured
 6.000%, 06/15/02.......................................     275,000     293,656
                                                                     -----------
TEXAS - 10.58%
Arlington Independent School District, Refunding, G.O.
 5.400%, 02/15/99.......................................     375,000     385,316
Galena Park, Texas Independent School District G.O.,
 Public School Funding Insured
 5.100%, 08/15/04.......................................     125,000     127,526
Texas State Public Finance Authority, G.O.
 5.600%, 10/01/02.......................................     200,000     210,936
Texas Water Development Board, G.O., Escrowed to
 Maturity
 5.000%, 08/01/99.......................................     450,000     459,981
                                                                     -----------
                                                                       1,183,759
                                                                     -----------

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                        PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        ----------  -----------
MUNICIPAL BONDS - CONTINUED
UTAH - 6.19%
Jordan School District, Series A, G.O.
 5.250%, 06/15/00...................................... $  475,000  $   487,640
Utah State Building Authority Revenue, Series A
 5.125%, 05/15/03......................................    200,000      204,564
                                                                    -----------
                                                                        692,204
                                                                    -----------
VIRGINIA - 4.60%
Henrico County, Virginia Industrial Development
 Authority Revenue
 5.300%, 12/01/11......................................    250,000      252,032
Virginia Public School Authority Revenue
 5.500%, 08/01/03......................................    250,000      262,098
                                                                    -----------
                                                                        514,130
                                                                    -----------
WASHINGTON - 4.50%
King County, Washington, Series A, G.O.
 5.800%, 01/01/04......................................    475,000      503,628
                                                                    -----------
WISCONSIN - 5.48%
Milwaukee, Wisconsin, Series CB-2, G.O.
 4.250%, 12/15/00......................................    350,000      347,700
State of Wisconsin, Series A, G.O.
 5.750%, 05/01/04......................................    250,000      265,540
                                                                    -----------
                                                                        613,240
                                                                    -----------
TOTAL MUNICIPAL BONDS (COST $10,622,553)...............              10,801,322
                                                                    -----------
                                                          SHARES
                                                        ----------
TAX EXEMPT MONEY MARKET FUNDS - 1.72%
Goldman Sachs Tax Exempt Fund..........................         12           12
Provident Munifund.....................................    192,830      192,830
                                                                    -----------
TOTAL TAX EXEMPT MONEY MARKET FUNDS (COST $192,842)....                 192,842
                                                                    -----------
TOTAL INVESTMENTS - 98.28% (COST $10,815,395)/1/.......              10,994,164
                                                                    -----------
CASH AND OTHER ASSETS NET OF LIABILITIES - 1.72%.......                 191,998
                                                                    -----------
NET ASSETS - 100.00%...................................             $11,186,162
                                                                    ===========

/1/Aggregate cost for federal income tax purposes is $10,815,395; and net unrealized appreciation is as follows:
 Gross unrealized appreciation......................... $  197,528
 Gross unrealized depreciation.........................    (18,759)
                                                        ----------
  Net unrealized appreciation.......................... $  178,769
                                                        ==========

*Variable rate security. The rate shown is the rate in effect at October 31, 1996.

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

PORTFOLIO
COMPOSITION
-----------
Aaa            47%
Aa             45%
A               4%
Baa             2%
Money Market    2%
              ----
              100%
              ====

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST MONEY MARKET FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                         PRINCIPAL   AMORTIZED
                                                          AMOUNT        COST
                                                        ----------- ------------
CORPORATE BONDS - 2.42%
Pepsico, Inc.
 5.000%, 02/24/97...................................... $ 5,500,000 $  5,483,886
                                                                    ------------
GIC WITHIN FUNDING AGREEMENT - 3.31%
Allstate Life Funding Agreement
 5.540%, 12/02/96**....................................   7,500,000    7,500,000
                                                                    ------------
TOTAL BONDS............................................               12,983,886
                                                                    ------------
BANKERS' ACCEPTANCES -- 2.64%
First National Bank of Chicago
 5.280%, 11/22/96 .....................................   3,000,000    2,990,760
First National Bank of Chicago
 5.300%, 12/10/96 .....................................   3,000,000    2,982,775
                                                                    ------------
TOTAL BANKERS' ACCEPTANCES ............................                5,973,535
                                                                    ------------
CERTIFICATES OF DEPOSIT - 9.06%
U.S. National Bank of Oregon
 5.400%, 11/25/96 .....................................   5,000,000    5,000,000
Old Kent Bank
 5.310%, 11/29/96......................................   4,500,000    4,500,000
Old Kent Bank
 5.350%, 12/10/96......................................   1,532,000    1,532,000
U.S. National Bank of Oregon
 5.320%, 12/12/96......................................   5,000,000    5,000,000
Old Kent Bank
 5.350%, 12/13/96......................................   4,500,000    4,500,000
                                                                    ------------
TOTAL CERTIFICATES OF DEPOSIT..........................               20,532,000
                                                                    ------------
COMMERCIAL PAPER - 66.49%
TransAmerica Finance Group, Inc.
 5.290%, 11/01/96......................................   4,500,000    4,500,000
Norwest Financial, Inc.
 5.310%, 11/04/96......................................   4,500,000    4,500,000
American Express Credit Corp.
 5.405%, 11/05/96......................................   1,000,000    1,000,000
Ford Motor Credit Co.
 5.415%, 11/05/96......................................   1,103,000    1,103,000
International Lease Finance Corp.
 5.400%, 11/05/96......................................   2,417,000    2,415,550
CIT Group Holdings, Inc.
 5.280%, 11/06/96......................................   4,548,000    4,544,665
IBM Credit Corp.
 5.286%, 11/07/96......................................   4,500,000    4,500,000
Pfizer, Inc.
 5.270%, 11/12/96......................................   4,528,000    4,520,709
Prudential Funding Corp.
 5.291%, 11/13/96......................................   4,500,000    4,500,000
American Express Credit Corp.
 5.395%, 11/14/96......................................   4,500,000    4,500,000

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST MONEY MARKET FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                          PRINCIPAL   AMORTIZED
                                                           AMOUNT       COST
                                                         ----------- -----------
COMMERCIAL PAPER - CONTINUED
Beneficial Corp.
 5.478%, 11/15/96....................................... $   300,000 $   300,000
Heller Financial, Inc.
 5.480%, 11/15/96.......................................   4,200,000   4,200,000
Abbott Laboratories
 5.350%, 11/19/96.......................................   4,600,000   4,587,695
General Electric Capital Corp.
 5.412%, 11/21/96 ......................................   4,400,000   4,400,000
Sears Roebuck Acceptance Corp.
 5.379%, 11/22/96 ......................................   1,550,000   1,550,000
Heller Financial, Inc.
 5.426%, 11/26/96 ......................................   4,500,000   4,500,000
General Motors Acceptance Corp.
 5.350%, 11/27/96 ......................................   4,548,000   4,530,427
Toyota Motor Credit Corp.
 5.380%, 12/02/96 ......................................   4,550,000   4,528,921
Southern California Edison Co.
 5.380%, 12/03/96 ......................................   4,550,000   4,528,241
Toyota Motor Credit Corp.
 5.270%, 12/04/96 ......................................   4,545,000   4,523,044
IBM Credit Corp.
 5.289%, 12/05/96 ......................................   4,500,000   4,500,000
Chrysler Financial Corp.
 5.289%, 12/06/96 ......................................   4,500,000   4,500,000
TransAmerica Finance Group, Inc.
 5.240%, 12/09/96 ......................................   4,500,000   4,475,110
Household Finance Corp.
 5.282%, 12/11/96 ......................................   4,500,000   4,500,000
General Motors Acceptance Corp.
 5.339%, 12/16/96 ......................................   4,500,000   4,500,000
AVCO Financial Services, Inc.
 5.312%, 12/17/96 ......................................   4,500,000   4,500,000
Ford Motor Credit Co.
 5.316%, 12/18/96 ......................................   4,500,000   4,500,000
General Electric Capital Corp.
 5.298%, 12/19/96 ......................................   4,500,000   4,500,000
Prudential Funding Corp.
 5.286%, 12/20/96 ......................................   4,500,000   4,500,000
Chrysler Financial Corp.
 5.308%, 12/23/96 ......................................   4,500,000   4,500,000
Ford Motor Credit Co.
 5.320%, 12/24/96 ......................................   4,500,000   4,500,000
Beneficial Corp.
 5.290%, 12/26/96 ......................................   5,000,000   4,959,972

See accompanying notes to financial statements.

CT&T FUNDS
CHICAGO TRUST MONEY MARKET FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                        PRINCIPAL   AMORTIZED
                                                         AMOUNT        COST
                                                       ----------- ------------
COMMERCIAL PAPER - CONTINUED
Abbott Laboratories
 5.220%, 12/30/96 ...................................  $ 4,500,000 $  4,461,502
Chrysler Financial Corp.
 5.314%, 12/31/96 ...................................    1,500,000    1,500,000
Heller Financial, Inc.
 5.418%, 12/31/96 ...................................    3,000,000    3,000,000
Norwest Financial, Inc.
 5.369%, 01/10/97 ...................................    4,500,000    4,500,000
International Lease Finance Corp.
 5.300%, 01/21/97 ...................................    4,560,000    4,505,622
Sears Roebuck Acceptance Corp.
 5.400%, 01/24/97 ...................................    4,500,000    4,500,000
                                                                   ------------
TOTAL COMMERCIAL PAPER...............................               150,634,458
                                                                   ------------
TIME DEPOSITS - 7.95%
Canadian Imperial Bank of Commerce
 5.340%, 11/08/96....................................    4,500,000    4,500,000
Royal Bank of Canada
 5.313%, 11/18/96....................................    4,500,000    4,500,000
Bank of Montreal
 5.430%, 11/20/96....................................    4,500,000    4,500,000
Toronto Dominion Bank
 5.344%, 01/09/97....................................    4,500,000    4,500,000
                                                                   ------------
TOTAL TIME DEPOSITS..................................                18,000,000
                                                                   ------------
REPURCHASE AGREEMENT - 8.27% (COST $18,725,000)
Bank of America, U.S. Treasury Notes, $18,570,000
 par, 5.680% coupon, due 12/31/96, dated 10/31/96, to
 be sold on 11/01/96 at $18,727,954..................   18,725,000   18,725,000
                                                                   ------------
TOTAL INVESTMENTS* - 100.14%.........................               226,848,879
                                                                   ------------
LIABILITIES NET OF CASH AND OTHER ASSETS - (0.14%)...                  (313,263)
                                                                   ------------
NET ASSETS - 100.00%.................................              $226,535,616
                                                                   ============

*At October 31, 1996, cost is identical for book and federal income tax purposes.
**Variable rate security. The rate shown is the rate in effect at October 31, 1996.

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                             CHICAGO
                               MONTAG &    TRUST GROWTH   CHICAGO       CHICAGO
                               CALDWELL      & INCOME      TRUST      TRUST ASSET
                             GROWTH FUND       FUND     TALON FUND  ALLOCATION FUND
                             ------------  ------------ ----------- ---------------
ASSETS:
  Investments at value/1/
   (Cost $186,481,595,
   $164,312,691, $14,954,198
   and $138,715,011,
   respectively)............ $219,194,881  $207,932,494 $17,464,327  $156,850,733
  Cash......................            0           830     130,847           731
  Receivables:
    Dividends and interest..      154,484        68,392      36,531       970,926
    Fund shares sold........      163,492        23,277         500            75
    Investments sold........    1,655,915             0      80,960             0
    Due from Advisor, net...            0             0      14,322             0
  Deferred organization
   costs (Note A)...........       10,002        10,571       9,609         5,437
                             ------------  ------------ -----------  ------------
      Total assets..........  221,178,774   208,035,564  17,737,096   157,827,902
                             ------------  ------------ -----------  ------------
LIABILITIES:
  Payables:
    Investments purchased...    2,012,337     1,766,460     294,892             0
    Fund shares redeemed....      330,802       985,371           0     1,010,909
    Due to Advisor, net.....      101,771        67,334           0        48,277
  Accrued expenses..........       83,969        83,082      24,529        65,273
                             ------------  ------------ -----------  ------------
      Total liabilities.....    2,528,879     2,902,247     319,421     1,124,459
                             ------------  ------------ -----------  ------------
NET ASSETS:
  Applicable to 12,801,570,
   12,687,963, 1,210,058,
   and 16,316,686 shares
   outstanding,
   respectively............. $218,649,895  $205,133,317 $17,417,675  $156,703,443
                             ============  ============ ===========  ============
NET ASSETS CONSIST OF:
  Capital paid-in........... $184,137,775  $157,075,000 $13,440,381  $135,747,284
  Accumulated undistributed
   (distributions in excess
   of) net investment
   income...................      (73,703)      133,556       8,945       567,503
  Accumulated net realized
   gain on investments......    1,872,537     4,304,958   1,458,220     2,252,934
  Net unrealized
   appreciation/depreciation
   on investments...........   32,713,286    43,619,803   2,510,129    18,135,722
                             ------------  ------------ -----------  ------------
                             $218,649,895  $205,133,317 $17,417,675  $156,703,443
                             ============  ============ ===========  ============
  Net asset value and
   redemption price
   per share................       $17.08        $16.17      $14.39         $9.60
                             ============  ============ ===========  ============

 Montag & Caldwell Growth Fund Class N (Retail) Class:
 Net Asset Value, offering price and redemption price per share (Based on net assets of $166,242,917 and 9,733,552 shares issued and outstanding) (Note
 C).......................................................................$17.08
 Montag & Caldwell Growth Fund Class I (Institutional) Class:
 Net Asset Value, offering price and redemption price per share (Based on net assets of $52,406,978 and 3,068,018 shares issued and outstanding) (Note
 C).......................................................................$17.08
/1/Investments at value include investments in repurchase agreements of $6,446,000, $16,023,000, $507,000 and $8,854,000, respectively.

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)                 OCTOBER 31, 1996
--------------------------------------------------------------------------------

                             MONTAG & CALDWELL CHICAGO TRUST CHICAGO TRUST  CHICAGO TRUST
                                 BALANCED          BOND      MUNICIPAL BOND MONEY MARKET
                                   FUND            FUND           FUND          FUND
                             ----------------- ------------- -------------- -------------
ASSETS:
  Investments at value/1/
   (Cost $27,258,043,
   $78,031,246, $10,815,395
   and $226,848,879,
   respectively)............    $31,220,867     $78,109,220   $10,994,164   $226,848,879
  Cash......................              0             637             0          3,846
  Receivables:
    Dividends and interest..        192,964       1,081,867       185,403        671,369
    Fund shares sold........         54,190          58,391             0              0
    Investments sold........        102,375               0             0              0
    Due from Advisor, net...          9,858           6,658        12,983              0
  Deferred organization
   costs (Note A)...........         10,002          10,571        10,571         10,571
                                -----------     -----------   -----------   ------------
      Total assets..........     31,590,256      79,267,344    11,203,121    227,534,665
                                -----------     -----------   -----------   ------------
LIABILITIES:
  Payables:
    Investments purchased...         75,327               0             0              0
    Fund shares redeemed....         13,218          12,369             0              0
    Due to Advisor, net.....              0               0             0         30,451
    Income distributions....              0               0             0        927,772
  Accrued expenses..........         29,040          44,247        16,959         40,826
                                -----------     -----------   -----------   ------------
      Total liabilities.....        117,585          56,616        16,959        999,049
                                -----------     -----------   -----------   ------------
NET ASSETS:
  Applicable to 2,202,131,
   8,007,883, 1,112,365, and
   226,535,616 shares
   outstanding,
   respectively.............    $31,472,671     $79,210,728   $11,186,162   $226,535,616
                                ===========     ===========   ===========   ============
NET ASSETS CONSIST OF:
  Capital paid-in...........    $24,777,133     $78,852,152   $11,080,780   $226,535,616
  Accumulated undistributed
   net investment income....         70,787         258,643        23,870              0
  Accumulated net realized
   gain (loss) on
   investments..............      2,661,927          21,959       (97,257)             0
  Net unrealized
   appreciation/depreciation
   on investments...........      3,962,824          77,974       178,769              0
                                -----------     -----------   -----------   ------------
                                $31,472,671     $79,210,728   $11,186,162   $226,535,616
                                ===========     ===========   ===========   ============
  Net asset value and
   redemption price
   per share................         $14.29           $9.89        $10.06          $1.00
                                ===========     ===========   ===========   ============

/1/Investments at value include investments in repurchase agreements of $0, $4,598,000, $0 and $18,725,000, respectively.

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                              CHICAGO                  CHICAGO
                                MONTAG &       TRUST      CHICAGO    TRUST ASSET
                                CALDWELL     GROWTH &      TRUST     ALLOCATION
                               GROWTH FUND  INCOME FUND  TALON FUND     FUND
                               -----------  -----------  ----------  -----------
INVESTMENT INCOME:
  Dividends................... $   941,980  $ 2,582,831  $   45,614  $ 1,216,831
  Interest....................     320,772      760,660     178,811    4,867,412
                               -----------  -----------  ----------  -----------
    Total investment income...   1,262,752    3,343,491     224,425    6,084,243
                               -----------  -----------  ----------  -----------
EXPENSES:
  Investment advisory fees
   (Note E)...................     834,718    1,324,207     112,153    1,075,631
  Distribution expenses (Note
   E).........................     221,866      472,931      35,048      384,154
  Transfer agent fees (Note
   E).........................      35,977       44,884      39,439       32,694
  Administration fees (Note
   E).........................      58,127      104,720       9,096       83,563
  Accounting fees.............      57,497       72,736      25,595       65,708
  Registration expenses.......      45,323       68,135      14,031       78,728
  Custodian fees..............      27,565       37,139      13,380       33,867
  Professional fees...........      26,561       19,613      19,077       20,173
  Amortization of organization
   costs (Note A).............       3,342        5,011       3,342        1,405
  Report to shareholder
   expense....................       9,173       16,909       3,641       11,703
  Trustees fees (Note E)......       1,781        1,781       1,781        1,781
  Miscellaneous expenses......       3,504        9,691         962        7,330
                               -----------  -----------  ----------  -----------
    Total expenses............   1,325,434    2,177,757     277,545    1,796,737
  Expenses reimbursed (Note
   E).........................     (34,647)    (285,994)    (95,297)    (260,144)
                               -----------  -----------  ----------  -----------
    Net expenses..............   1,290,787    1,891,763     182,248    1,536,593
                               -----------  -----------  ----------  -----------
NET INVESTMENT INCOME (LOSS)..     (28,035)   1,451,728      42,177    4,547,650
                               -----------  -----------  ----------  -----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
  Net realized gain on
   investments (including a
   net realized loss on option
   transactions of $47,543 in
   the Talon Fund)............   2,171,050    4,305,113   1,453,661    2,227,691
  Net change in unrealized
   appreciation/depreciation
   on investments (including a
   change in unrealized
   appreciation on option
   transactions of $11,400 in
   the Talon Fund)............  26,825,183   39,311,048   1,649,993   17,768,218
                               -----------  -----------  ----------  -----------
    Net realized and
     unrealized gain on
     investments..............  28,996,233   43,616,161   3,103,654   19,995,909
                               -----------  -----------  ----------  -----------
INCREASE IN NET ASSETS FROM
 OPERATIONS................... $28,968,198  $45,067,889  $3,145,831  $24,543,559
                               ===========  ===========  ==========  ===========

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                            MONTAG &     CHICAGO    CHICAGO TRUST CHICAGO TRUST
                            CALDWELL      TRUST       MUNICIPAL   MONEY MARKET
                          BALANCED FUND BOND FUND     BOND FUND       FUND
                          ------------- ----------  ------------- -------------
INVESTMENT INCOME:
  Dividends..............  $  150,474   $        0    $      0     $         0
  Interest...............     738,475    5,289,761     522,613      11,325,059
                           ----------   ----------    --------     -----------
    Total investment
     income..............     888,949    5,289,761     522,613      11,325,059
                           ----------   ----------    --------     -----------
EXPENSES:
  Investment advisory
   fees (Note E).........     195,796      416,462      67,672         821,513
  Distribution expenses
   (Note E)..............      65,265      189,301      28,197               0
  Transfer agent fees....      38,200       36,087       9,566          41,255
  Administration fees
   (Note E)..............      15,232       41,966       6,481         113,018
  Accounting fees........      36,707       56,487      13,577          75,369
  Registration expenses..      20,515       32,436      12,603          43,536
  Custodian fees.........       9,374       19,882       4,314          45,361
  Professional fees......      19,897       20,163      19,385          20,474
  Amortization of
   organization costs
   (Note A)..............       3,342        5,011       5,011           5,011
  Report to shareholder
   expense...............       3,793        7,317       2,031          16,687
  Trustees fees (Note E).       1,781        1,781       1,781           1,781
  Miscellaneous expenses.       1,829        4,617       1,325          17,183
                           ----------   ----------    --------     -----------
    Total expenses.......     411,731      831,510     171,943       1,201,188
  Expenses reimbursed
   (Note E)..............     (85,405)    (225,757)    (70,437)       (174,325)
                           ----------   ----------    --------     -----------
    Net expenses.........     326,326      605,753     101,506       1,026,863
                           ----------   ----------    --------     -----------
NET INVESTMENT INCOME....     562,623    4,684,008     421,107      10,298,196
                           ----------   ----------    --------     -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain
   (loss) on investments.   2,720,967      (21,824)     30,220               0
  Net change in
   unrealized
   appreciation/
   depreciation on
   investments...........   1,750,771     (427,461)    (54,373)              0
                           ----------   ----------    --------     -----------
    Net realized and
     unrealized gain
     (loss) on
     investments.........   4,471,738     (449,285)    (24,153)              0
                           ----------   ----------    --------     -----------
INCREASE IN NET ASSETS
 FROM OPERATIONS.........  $5,034,361   $4,234,723    $396,954     $10,298,196
                           ==========   ==========    ========     ===========

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        MONTAG & CALDWELL
                                                              GROWTH
                                                               FUND
                                                     -------------------------
                                                                     FOR THE
                                                       FOR THE       PERIOD
                                                      YEAR ENDED      ENDED
                                                     10/31/96(B)   10/31/95(A)
                                                     ------------  -----------
OPERATIONS:
  Net investment income (loss)...................... $    (28,035) $    38,617
  Net realized gain (loss) on investments...........    2,171,050     (274,112)
  Net change in unrealized appreciation/
   depreciation on investments......................   26,825,183    5,888,103
                                                     ------------  -----------
  Increase in net assets from operations............   28,968,198    5,652,608
                                                     ------------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS:
  From net investment income--Retail Class..........            0      (37,462)
  In excess of net investment income:
    Retail Class....................................      (28,975)           0
    Institutional Class.............................      (45,883)           0
  From net realized gain on investments--Retail
   Class............................................      (24,401)           0
                                                     ------------  -----------
  Total distributions...............................      (99,259)     (37,462)
                                                     ------------  -----------
CAPITAL SHARE TRANSACTIONS--NOTE C                    149,425,907   34,739,903
                                                     ------------  -----------
  Total increase in net assets......................  178,294,846   40,355,049
NET ASSETS:
  Beginning of period...............................   40,355,049            0
                                                     ------------  -----------
  End of period (including undistributed
   (distributions in excess of) net investment
   income of ($73,703) and $1,155, respectively).... $218,649,895  $40,355,049
                                                     ============  ===========

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                          CHICAGO TRUST
                                                         GROWTH & INCOME
                                                              FUND
                                                    --------------------------
                                                      FOR THE       FOR THE
                                                     YEAR ENDED    YEAR ENDED
                                                      10/31/96      10/31/95
                                                    ------------  ------------
OPERATIONS:
  Net investment income............................ $  1,451,728  $    231,325
  Net realized gain on investments.................    4,305,113     1,384,988
  Net change in unrealized
   appreciation/depreciation on investments........   39,311,048     3,775,287
                                                    ------------  ------------
  Increase in net assets from operations...........   45,067,889     5,391,600
                                                    ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS:
  From net investment income.......................   (1,444,903)     (119,541)
  From net realized gain on investments............     (976,557)            0
                                                    ------------  ------------
  Total distributions..............................   (2,421,460)     (119,541)
                                                    ------------  ------------
CAPITAL SHARE TRANSACTIONS--NOTE C.................   (9,808,817)  154,741,840
                                                    ------------  ------------
  Total increase in net assets.....................   32,837,612   160,013,899
NET ASSETS:
  Beginning of year................................  172,295,705    12,281,806
                                                    ------------  ------------
  End of year (including undistributed net
   investment income of $133,556 and $126,356,
   respectively.................................... $205,133,317  $172,295,705
                                                    ============  ============

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                             CHICAGO TRUST TALON        CHICAGO TRUST ASSET
                                    FUND                  ALLOCATION FUND
                           ------------------------  --------------------------
                             FOR THE      FOR THE    FOR THE YEAR    FOR THE
                           YEAR ENDED   YEAR ENDED      ENDED      PERIOD ENDED
                            10/31/96     10/31/95      10/31/96    10/31/95(C)
                           -----------  -----------  ------------  ------------
OPERATIONS:
  Net investment income... $    42,177  $    61,773  $  4,547,650  $    467,870
  Net realized gain on
   investments............   1,453,661      667,438     2,227,691         5,993
  Net change in unrealized
   appreciation/
   depreciation on
   investments............   1,649,993      774,370    17,768,218       367,504
                           -----------  -----------  ------------  ------------
  Increase in net assets
   from operations........   3,145,831    1,503,581    24,543,559       841,367
                           -----------  -----------  ------------  ------------
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREOWNERS:
  From net investment
   income.................     (35,795)     (67,302)   (4,421,473)            0
  From net realized gain
   on investments.........    (634,240)           0        (7,294)            0
                           -----------  -----------  ------------  ------------
  Total distributions.....    (670,035)     (67,302)   (4,428,767)            0
                           -----------  -----------  ------------  ------------
CAPITAL SHARE
 TRANSACTION - NOTE C.....   4,404,025    4,746,155   (16,231,815)  151,979,099
                           -----------  -----------  ------------  ------------
  Total increase in net
   assets.................   6,879,821    6,182,434     3,882,977   152,820,466
NET ASSETS:
  Beginning of period.....  10,537,854    4,355,420   152,820,466             0
                           -----------  -----------  ------------  ------------
  End of period (including
   undistributed net
   investment income of
   $8,945, $2,563,
   $567,503 and $466,569,
   respectively).......... $17,417,675  $10,537,854  $156,703,443  $152,820,466
                           ===========  ===========  ============  ============

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                              MONTAG & CALDWELL
                                BALANCED FUND         CHICAGO TRUST BOND FUND
                          --------------------------- ------------------------
                            FOR THE    FOR THE PERIOD   FOR THE      FOR THE
                          YEAR ENDED       ENDED      YEAR ENDED   YEAR ENDED
                           10/31/96     10/31/95(D)    10/31/96     10/31/95
                          -----------  -------------- -----------  -----------
OPERATIONS:
  Net investment income.. $   562,623   $   272,458   $ 4,684,008  $ 1,459,879
  Net realized gain
   (loss) on investments.   2,720,967       (61,733)      (21,824)      98,947
  Net change in
   unrealized
   appreciation/
   depreciation on
   investments...........   1,750,771     2,212,053      (427,461)   1,375,091
                          -----------   -----------   -----------  -----------
  Increase in net assets
   from operations.......   5,034,361     2,422,778     4,234,723    2,933,917
                          -----------   -----------   -----------  -----------
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREOWNERS:
  From net investment
   income................    (544,785)     (216,826)   (4,576,113)  (1,276,210)
  From net realized gain
   on investments........           0             0       (26,301)           0
                          -----------   -----------   -----------  -----------
  Total distributions....    (544,785)     (216,826)   (4,602,414)  (1,276,210)
                          -----------   -----------   -----------  -----------
CAPITAL SHARE
 TRANSACTIONS - NOTE C...   5,074,921    19,702,222     9,088,084   56,287,035
                          -----------   -----------   -----------  -----------
  Total increase in net
   assets................   9,564,497    21,908,174     8,720,393   57,944,742
NET ASSETS:
  Beginning of period....  21,908,174             0    70,490,335   12,545,593
                          -----------   -----------   -----------  -----------
  End of period
   (including
   undistributed net
   investment income of
   $70,787, $54,957,
   $258,643 and $194,531,
   respectively)......... $31,472,671   $21,908,174   $79,210,728  $70,490,335
                          ===========   ===========   ===========  ===========

See accompanying notes to financial statements.

CT&T FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                               CHICAGO TRUST              CHICAGO TRUST
                              MUNICIPAL BOND              MONEY MARKET
                                   FUND                       FUND
                          ------------------------  --------------------------
                            FOR THE      FOR THE    FOR THE YEAR  FOR THE YEAR
                          YEAR ENDED   YEAR ENDED      ENDED         ENDED
                           10/31/96     10/31/95      10/31/96      10/31/95
                          -----------  -----------  ------------  ------------
OPERATIONS:
  Net investment income.. $   421,107  $   399,438  $ 10,298,196  $  7,979,144
  Net realized gain
   (loss) on investments.      30,220     (120,833)            0             0
  Net change in
   unrealized
   appreciation/
   depreciation on
   investments...........     (54,373)     695,561             0             0
                          -----------  -----------  ------------  ------------
  Increase in net assets
   from operations.......     396,954      974,166    10,298,196     7,979,144
                          -----------  -----------  ------------  ------------
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREOWNERS:
  From net investment
   income................    (419,021)    (394,006)  (10,298,196)   (7,979,144)
                          -----------  -----------  ------------  ------------
CAPITAL SHARE
 TRANSACTIONS--NOTE C....    (471,269)     637,249    20,460,302    83,146,083
                          -----------  -----------  ------------  ------------
  Total increase
   (decrease) in net
   assets................    (493,336)   1,217,409    20,460,302    83,146,083
NET ASSETS:
  Beginning of year......  11,679,498   10,462,089   206,075,314   122,929,231
                          -----------  -----------  ------------  ------------
  End of year (including
   undistributed net
   investment income of
   $23,870, $21,784, $0
   and $0, respectively). $11,186,162  $11,679,498  $226,535,616  $206,075,314
                          ===========  ===========  ============  ============

(a) Montag & Caldwell Growth Fund Retail Class commenced investment operations on November 2, 1994.
(b) Montag & Caldwell Growth Fund Institutional Class commenced investment operations on June 28, 1996.
(c) Chicago Trust Asset Allocation Fund commenced investment operations on September 21, 1995.
(d) Montag & Caldwell Balanced Fund commenced investment operations on November 2, 1994.

See accompanying notes to financial statements.

CT&T FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                 MONTAG & CALDWELL
                                                    GROWTH FUND
                                    -------------------------------------------
                                         RETAIL CLASS       INSTITUTIONAL CLASS
                                    ----------------------- -------------------
                                    YEAR ENDED PERIOD ENDED    PERIOD ENDED
                                     10/31/96  10/31/95(A)      10/31/96(B)
                                    ---------- ------------ -------------------
Net Asset Value, beginning of
 period............................  $  13.16    $ 10.00          $ 15.59
                                     --------    -------          -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income............      0.00       0.02             0.02
  Net realized and unrealized gain
   on investments..................      3.93       3.16             1.49
                                     --------    -------          -------
    Total from investment
     operations....................      3.93       3.18             1.51
  LESS DISTRIBUTIONS FROM AND IN
   EXCESS OF NET INVESTMENT INCOME.     (0.01)     (0.02)           (0.02)
                                     --------    -------          -------
Net Asset Value, end of period.....  $  17.08    $ 13.16          $ 17.08
                                     ========    =======          =======
TOTAL RETURN/2/....................     29.91%     31.87%            9.67%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
   000's)..........................  $166,243    $40,355          $52,407
  Ratio of expenses to average net
   assets before reimbursement of
   expenses by Advisor/1/..........      1.32%      1.87%            0.98%
  Ratio of expenses to average net
   assets after reimbursement of
   expenses by Advisor/1/..........      1.28%      1.30%            0.98%
  Ratio of net investment income to
   average net assets before
   reimbursement of expenses by
   Advisor/1/......................     -0.10%     -0.36%            0.17%
  Ratio of net investment income to
   average net assets after
   reimbursement of expenses by
   Advisor/1/......................     -0.06%      0.20%            0.17%
  Portfolio turnover/2/............     26.36%     34.46%           26.36%
  Average commission rate paid.....   $0.0639        N/R          $0.0639

See accompanying notes to financial statements.

CT&T FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                     CHICAGO TRUST
                                                 GROWTH & INCOME FUND
                                             ----------------------------------
                                               YEAR      YEAR         PERIOD
                                              ENDED     ENDED          ENDED
                                             10/31/96  10/31/95     10/31/94(E)
                                             --------  --------     -----------
Net Asset Value, beginning of period........ $  12.90  $  10.11       $ 10.00
                                             --------  --------       -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................     0.11      0.09          0.07
  Net realized and unrealized gain on
   investments..............................     3.34      2.79          0.10
                                             --------  --------       -------
    Total from investment operations........     3.45      2.88          0.17
  LESS DISTRIBUTIONS
  Dividends from net investment income......    (0.11)    (0.09)        (0.06)
  Distributions from net realized gain on
   investments..............................    (0.07)     0.00          0.00
                                             --------  --------       -------
    Total distributions.....................    (0.18)    (0.09)        (0.06)
                                             --------  --------       -------
Net Asset Value, end of period.............. $  16.17  $  12.90       $ 10.11
                                             ========  ========       =======
TOTAL RETURN/2/.............................    26.98%    28.66%         1.73%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)...... $205,133  $172,296       $12,282
  Ratio of expenses to average net assets
   before reimbursement of expenses by
   Advisor/1/...............................     1.15%     1.50%         2.21%
  Ratio of expenses to average net assets
   after reimbursement of expenses by
   Advisor/1/...............................     1.00%     1.09%/3/      1.20%
  Ratio of net investment income to average
   net assets before reimbursement of
   expenses by Advisor/1/...................     0.62%     0.33%        -0.15%
  Ratio of net investment income to average
   net assets after reimbursement of
   expenses by Advisor/1/...................     0.77%     0.74%         0.86%
  Portfolio turnover/2/.....................    25.48%     9.00%        37.01%
  Average commission rate paid..............  $0.0571       N/R           N/R

See accompanying notes to financial statements.

CT&T FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                    CHICAGO TRUST              CHICAGO TRUST
                                        TALON                 ASSET ALLOCATION
                                        FUND                        FUND
                            ------------------------------- ---------------------
                              YEAR      YEAR      PERIOD      YEAR      PERIOD
                             ENDED     ENDED       ENDED     ENDED       ENDED
                            10/31/96  10/31/95  10/31/94(F) 10/31/96  10/31/95(C)
                            --------  --------  ----------- --------  -----------
Net Asset Value, beginning
 of period................. $ 12.07   $ 10.25     $10.00    $   8.43   $   8.34
                            -------   -------     ------    --------   --------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment income....    0.04      0.09       0.02        0.27       0.03
  Net realized and
   unrealized gain on
   investments.............    3.01      1.84       0.23        1.16       0.06
                            -------   -------     ------    --------   --------
    Total from investment
     operations............    3.05      1.93       0.25        1.43       0.09
  LESS DISTRIBUTIONS
  Dividends from net
   investment income.......   (0.03)    (0.11)      0.00       (0.26)      0.00
  Distributions from net
   realized gain on
   investments.............   (0.70)     0.00       0.00        0.00       0.00
                            -------   -------     ------    --------   --------
    Total distributions....   (0.73)    (0.11)      0.00       (0.26)      0.00
                            -------   -------     ------    --------   --------
Net Asset Value, end of
 period.................... $ 14.39   $ 12.07     $10.25    $   9.60   $   8.43
                            =======   =======     ======    ========   ========
TOTAL RETURN/2/............   26.51%    18.92%      2.50%      17.21%      1.08%
RATIOS/SUPPLEMENTAL DATA...
  Net assets, end of period
   (in 000's).............. $17,418   $10,538     $4,355    $156,703   $152,820
  Ratio of expenses to
   average net assets
   before reimbursement of
   expenses by Advisor/1/..    1.98%     3.04%      7.82%       1.17%      1.19%
  Ratio of expenses to
   average net assets after
   reimbursement of
   expenses by Advisor/1/..    1.30%     1.30%      1.30%       1.00%      1.00%
  Ratio of net investment
   income to average net
   assets before
   reimbursement of
   expenses by Advisor/1/..   -0.38%    -0.97%     -4.13%       2.79%      2.56%
  Ratio of net investment
   income to average net
   assets after
   reimbursement of
   expenses by Advisor/1/..    0.30%     0.77%      2.39%       2.96%      2.73%
  Portfolio turnover/2/....  126.83%   229.43%     33.66%      34.29%      0.72%
  Average commission rate
   paid.................... $0.0612       N/R        N/R     $0.0596        N/R

See accompanying notes to financial statements.

CT&T FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                              MONTAG & CALDWELL            CHICAGO TRUST
                                BALANCED FUND                BOND FUND
                             --------------------- -------------------------------
                               YEAR      PERIOD      YEAR      YEAR      PERIOD
                              ENDED       ENDED     ENDED     ENDED       ENDED
                             10/31/96  10/31/95(D) 10/31/96  10/31/95  10/31/94(G)
                             --------  ----------- --------  --------  -----------
Net Asset Value, beginning
 of period.................. $ 12.12     $ 10.00   $  9.94   $  9.21     $ 10.00
                             -------     -------   -------   -------     -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment income.....    0.27        0.26      0.60      0.60        0.50
  Net realized and
   unrealized gain (loss) on
   investments..............    2.17        2.09     (0.05)     0.73       (0.82)
                             -------     -------   -------   -------     -------
    Total from investment
     operations.............    2.44        2.35      0.55      1.33       (0.32)
  LESS DISTRIBUTIONS FROM
   NET INVESTMENT INCOME....   (0.27)      (0.23)    (0.60)    (0.60)      (0.47)
                             -------     -------   -------   -------     -------
Net Asset Value, end of
 period..................... $ 14.29     $ 12.12   $  9.89   $  9.94     $  9.21
                             =======     =======   =======   =======     =======
TOTAL RETURN/2/.............   20.37%      23.75%     5.76%    14.89%      -3.23%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (in 000's)............... $31,473     $21,908   $79,211   $70,490     $12,546
  Ratio of expenses to
   average net assets before
   reimbursement of expenses
   by Advisor/1/............    1.58%       2.50%     1.10%     1.54%       2.02%
  Ratio of expenses to
   average net assets after
   reimbursement of expenses
   by Advisor/1/............    1.25%       1.25%     0.80%     0.80%       0.80%
  Ratio of net investment
   income to average net
   assets before
   reimbursement of expenses
   by Advisor/1/............    1.83%       1.38%     5.89%     5.78%       4.83%
  Ratio of net investment
   income to average net
   assets after
   reimbursement of expenses
   by Advisor/1/............    2.16%       2.63%     6.19%     6.52%       6.05%
  Portfolio turnover/2/.....   43.58%      27.33%    41.75%    68.24%      20.73%
  Average commission rate
   paid..................... $0.0644         N/R       N/R       N/R         N/R

See accompanying notes to financial statements.

CT&T FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                          CHICAGO TRUST
                                                       MUNICIPAL BOND FUND
                                                  -------------------------------
                                                    YEAR      YEAR      PERIOD
                                                   ENDED     ENDED       ENDED
                                                  10/31/96  10/31/95  10/31/94(H)
                                                  --------  --------  -----------
Net Asset Value, beginning of period............. $ 10.08   $  9.56     $ 10.00
                                                  -------   -------     -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................    0.38      0.35        0.27
  Net realized and unrealized gain (loss) on
   investments...................................   (0.02)     0.52       (0.46)
                                                  -------   -------     -------
    Total from investment operations.............    0.36      0.87       (0.19)
  LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME..   (0.38)    (0.35)      (0.25)
                                                  -------   -------     -------
Net Asset Value, end of period................... $ 10.06   $ 10.08     $  9.56
                                                  =======   =======     =======
TOTAL RETURN/2/..................................    3.59%     9.29%      -1.92%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)........... $11,186   $11,679     $10,462
  Ratio of expenses to average net assets before
   reimbursement of expenses by Advisor/1/.......    1.53%     2.16%       2.09%
  Ratio of expenses to average net assets after
   reimbursement of expenses by Advisor/1/.......    0.90%     0.90%       0.90%
  Ratio of net investment income to average net
   assets before reimbursement of expenses by
   Advisor/1/....................................    3.11%     2.37%       1.90%
  Ratio of net investment income to average net
   assets after reimbursement of expenses by
   Advisor/1/....................................    3.74%     3.63%       3.09%
  Portfolio turnover/2/..........................   27.47%    42.81%      14.85%

See accompanying notes to financial statements.

CT&T FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                  CHICAGO TRUST MONEY
                                                      MARKET FUND
                                             ----------------------------------
                                               YEAR      YEAR         PERIOD
                                              ENDED     ENDED          ENDED
                                             10/31/96  10/31/95     10/31/94(I)
                                             --------  --------     -----------
Net Asset Value, beginning of period........ $   1.00  $   1.00      $   1.00
                                             --------  --------      --------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................     0.05      0.05          0.03
                                             --------  --------      --------
  LESS DISTRIBUTIONS FROM NET INVESTMENT
   INCOME...................................    (0.05)    (0.05)        (0.03)
                                             --------  --------      --------
Net Asset Value, end of period.............. $   1.00  $   1.00      $   1.00
                                             ========  ========      ========
TOTAL RETURN/2/.............................     5.14%     5.56%         3.20%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)...... $226,536  $206,075      $122,929
  Ratio of expenses to average net assets
   before reimbursement of expenses by
   Advisor/1/...............................     0.59%     0.63%         0.64%
  Ratio of expenses to average net assets
   after reimbursement of expenses by
   Advisor/1/...............................     0.50%     0.43%/4/      0.40%
  Ratio of net investment income to average
   net assets before reimbursement of
   expenses by Advisor/1/...................     4.93%     5.24%         3.49%
  Ratio of net investment income to average
   net assets after reimbursement of
   expenses by Advisor/1/...................     5.02%     5.44%         3.73%

(a) Montag & Caldwell Growth Fund Retail Class commenced investment operations on November 2, 1994.
(b) Montag & Caldwell Growth Fund Institutional Class commenced investment operations on June 28, 1996.
(c) Chicago Trust Asset Allocation Fund commenced investment operations on September 21, 1995.
(d) Montag & Caldwell Balanced Fund commenced investment operations on November 2, 1994.
(e) Chicago Trust Growth & Income Fund commenced investment operations on December 13, 1993.
(f) Chicago Trust Talon Fund commenced investment operations on September 19, 1994.
(g) Chicago Trust Bond Fund commenced investment operations on December 13,
    1993.
(h) Chicago Trust Municipal Bond Fund commenced investment operations on December 13, 1993.
(i) Chicago Trust Money Market Fund commenced investment operations on December 14, 1993.
1  Annualized
2  Not annualized
3 The Advisor's expense reimbursement level, which reduces the net expense ratio, changed from 1.20% to 1.00% on September 21, 1995.
4 The Advisor's expense reimbursement level, which reduces the net expense ratio, changed from .40% to .50% on July 12, 1995.
N/R Not required

See accompanying notes to financial statements.

CT&T FUNDS
NOTES TO FINANCIAL STATEMENTS                                  OCTOBER 31, 1996
-------------------------------------------------------------------------------

NOTE (A) SIGNIFICANT ACCOUNTING POLICIES: CT&T Funds (the "Company") operates as a series company currently issuing eight series of shares of beneficial interest: Montag & Caldwell Growth Fund (the "Growth Fund"), Chicago Trust Growth & Income Fund (the "Growth & Income Fund"), Chicago Trust Talon Fund (the "Talon Fund"), Chicago Trust Asset Allocation Fund (the "Asset Allocation Fund"), Montag & Caldwell Balanced Fund (the "Balanced Fund"), Chicago Trust Bond Fund (the "Bond Fund"), Chicago Trust Municipal Bond Fund (the "Municipal Bond Fund"), and Chicago Trust Money Market Fund (the "Money Market Fund") (each a "Fund" and collectively, the "Funds"). The Company constitutes an open-end management investment company which is registered under the Investment Company Act of 1940 as amended (the "Act"). The Company was organized as a Delaware business trust on September 10, 1993.

The Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. is the Investment Advisor for the Fund, which commenced investment operations on November 2, 1994. Effective June 18, 1996, the Fund offered two classes of shares, Class I (Institutional) shares and Class N (Retail) shares.

The Growth & Income Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks, securities convertible into common stocks, and fixed income securities. The Chicago Trust Company ("Chicago Trust") is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Talon Fund seeks long-term total return through capital appreciation. The Fund will invest primarily in stocks of companies with capitalization levels believed by Talon Asset Management, Inc. (Talon) to have prospects for capital appreciation. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. Chicago Trust is the Investment Advisor for the Fund with Talon as Sub-Investment Advisor.

The Asset Allocation Fund seeks growth of capital with current income through asset allocation. The Fund seeks to achieve this objective by holding a varying combination of generally two or more of the following investment categories: common stocks (both dividend and non-dividend paying); preferred stocks; convertible preferred stocks; fixed income securities, including bonds and bonds convertible into common stocks; and short-term interest-bearing obligations. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on September 21, 1995.

The Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income, and short-term securities. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis will be placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell, Inc. is the Investment Advisor for the Fund, which commenced investment operations on November 2, 1994.

The Bond Fund seeks high current income consistent with what Chicago Trust believes to be prudent risk of capital. The Fund will primarily invest in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Municipal Bond Fund seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund will seek to achieve its objective by investing substantially all of its assets in a diversified portfolio of primarily intermediate-term municipal debt obligations. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

CT&T FUNDS
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)                    OCTOBER 31, 1996
-------------------------------------------------------------------------------

The Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar-denominated money market instruments. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 14, 1993.

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  (1) SECURITY VALUATION: For the Growth Fund, the Growth & Income Fund, the Talon Fund, the Asset Allocation Fund and the Balanced Fund, equity securities and index options traded on a national exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price at the close of the New York Stock Exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. For the Asset Allocation Fund, the Balanced Fund, the Bond Fund, and the Municipal Bond Fund, fixed income securities, except short-term, are valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. When fair market value quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. For all Funds, short-term investments, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. For the Money Market Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

  (2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by the Fund's Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

  (3) DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract. Summarized below is a type of derivative financial instrument which may be used by the Funds, except by the Money Market Fund.

  An option contract gives the buyer the right, but not the obligation to buy
  (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are used by a Fund to manage the portfolio's effective maturity and duration.

CT&T FUNDS
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)                    OCTOBER 31, 1996
-------------------------------------------------------------------------------

  Transactions in options for the Talon Fund for the year ended October 31, 1996 were as follows:

                                                           CONTRACTS  PREMIUM
                                                           --------- ---------
   Outstanding at October 31, 1995........................     30    $ (28,650)
   Options purchased (Net)................................    165     (165,325)
   Options terminated in closing transactions (Net).......   (125)     137,125
   Options expired (Net)..................................    (70)      56,850
                                                             ----    ---------
   Outstanding at October 31, 1996........................      0    $       0
                                                             ====    =========

  (4) MORTGAGE BACKED SECURITIES: The Asset Allocation Fund, Balanced Fund and the Bond Fund may invest in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

  The Asset Allocation Fund, Balanced Fund and the Bond Fund may also invest in Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A Planned Amortization Class (PAC) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

  The Asset Allocation Fund and the Bond Fund may utilize Interest Only (IO) securities to increase the diversification of the portfolio and manage risk. An Interest Only security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

  (5) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the first-in-first-out method.

  (6) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for Federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the losses amounted to $97,257 for the Municipal Bond Fund. These losses will expire October 31, 2003.

CT&T FUNDS
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)                    OCTOBER 31, 1996
-------------------------------------------------------------------------------

  (7) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareowners are recorded on the ex-dividend date.

  (8) ORGANIZATION COSTS: The Funds have reimbursed the Advisors for certain costs incurred in connection with the Company's organization. The costs are being amortized on a straight-line basis over five years commencing on December 13, 1993 for the Growth & Income Fund, Bond Fund, and Municipal Bond Fund; December 14, 1993 for the Money Market Fund; September 19, 1994 for the Talon Fund; November 2, 1994 for the Growth Fund and the Balanced Fund; and September 21, 1995 for the Asset Allocation Fund.

  (9) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: With respect to the Growth Fund, the Growth & Income Fund, the Talon Fund, the Asset Allocation Fund, and the Balanced Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareowners annually. The Bond Fund and the Municipal Bond Fund distribute their respective net investment income to shareowners monthly and capital gains, if any, are distributed annually. The Money Market Fund declares dividends daily from its net investment income. The Money Market Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareowners that have elected the reinvestment option. Differences in dividends per share between classes of the Growth Fund are due to different class expenses. For the year ended October 31, 1996, 100.0% of the income distributions made by the Municipal Bond Fund were exempt from federal income taxes. Additionally during the period, the Growth & Income Fund and the Growth Fund paid long-term capital gains of $976,557 and $24,401, respectively. In January 1997, the Funds will provide tax information to shareholders for the 1996 calendar year.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent and temporary book and tax basis differences. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Temporary differences are primarily the result of wash sales treatment for tax reporting purposes. Permanent book and tax differences of $25,243, $29,844 and $2,008 were reclassified at October 31, 1996 from accumulated net realized gain (loss) on investments to undistributed net investment income in the Asset Allocation Fund, the Bond Fund and the Balanced Fund, respectively, due to losses on paydown adjustments from mortgage backed securities. Distributions of $13,939 were reclassified from undistributed net investment income to accumulated net realized gain (loss) on investments in the Bond Fund due to sales of interest only securities. Distributions of $28,035 in the Growth Fund and $375 in the Growth & Income Fund were reclassified from undistributed net investment income to capital paid-in due to a net operating loss in the Growth Fund and excise taxes paid in the Growth & Income Fund.

CT&T FUNDS
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)                    OCTOBER 31, 1996
-------------------------------------------------------------------------------

NOTE (C) CAPITAL SHARE TRANSACTIONS: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in shares of beneficial interest for the year ended October 31, 1996 were as follows:

                                GROWTH FUND-RETAIL CLASS                          GROWTH FUND-INSTITUTIONAL CLASS
                   ------------------------------------------------------  ------------------------------------------------
                          YEAR ENDED                 PERIOD ENDED                          PERIOD ENDED
                       OCTOBER 31, 1996            OCTOBER 31, 1995                      OCTOBER 31, 1996
                   --------------------------  --------------------------             ------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT                  SHARES       AMOUNT
                   ------------  ------------  ------------  ------------             -----------  -----------
SHARES SOLD.......    7,779,869  $118,083,887     3,647,616  $ 41,552,317               3,302,194  $51,795,147
SHARES ISSUED
 THROUGH
 REINVESTMENT OF
 DIVIDENDS........        3,770        53,046         3,223        37,462                   2,812       45,883
SHARES REDEEMED...   (1,115,729)  (16,878,640)     (585,197)   (6,849,876)               (236,988)  (3,673,416)
                   ------------  ------------  ------------  ------------             -----------  -----------
 NET INCREASE.....    6,667,910  $101,258,293     3,065,642  $ 34,739,903               3,068,018  $48,167,614
                   ============  ============  ============  ============             ===========  ===========
                                  GROWTH & INCOME FUND                                      TALON FUND
                   ------------------------------------------------------  ------------------------------------------------
                          YEAR ENDED                  YEAR ENDED                YEAR ENDED               YEAR ENDED
                       OCTOBER 31, 1996            OCTOBER 31, 1995          OCTOBER 31, 1996         OCTOBER 31, 1995
                   --------------------------  --------------------------  ----------------------  ------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT      SHARES      AMOUNT       SHARES       AMOUNT
                   ------------  ------------  ------------  ------------  ---------  -----------  -----------  -----------
SHARES SOLD.......    2,994,709  $ 43,023,005    13,916,472  $177,441,408    336,046  $ 4,424,049      549,448  $ 5,975,992
SHARES ISSUED
 THROUGH
 REINVESTMENT OF
 DIVIDENDS........      170,324     2,391,580         2,987        35,488     55,106      662,762        6,101       66,183
SHARES REDEEMED...   (3,829,976)  (55,223,402)   (1,781,094)  (22,735,056)   (54,225)    (682,786)    (107,228)  (1,296,020)
                   ------------  ------------  ------------  ------------  ---------  -----------  -----------  -----------
 NET INCREASE
  (DECREASE)......     (664,943) ($ 9,808,817)   12,138,365  $154,741,840    336,927  $ 4,404,025      448,321  $ 4,746,155
                   ============  ============  ============  ============  =========  ===========  ===========  ===========
                                  ASSET ALLOCATION FUND                                    BALANCED FUND
                   ------------------------------------------------------  ------------------------------------------------
                          YEAR ENDED                 PERIOD ENDED               YEAR ENDED              PERIOD ENDED
                       OCTOBER 31, 1996            OCTOBER 31, 1995          OCTOBER 31, 1996         OCTOBER 31, 1995
                   --------------------------  --------------------------  ----------------------  ------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT      SHARES      AMOUNT       SHARES       AMOUNT
                   ------------  ------------  ------------  ------------  ---------  -----------  -----------  -----------
SHARES SOLD.......    2,932,312  $ 26,178,729    18,965,446  $158,962,203  1,269,601  $17,019,049    1,891,915  $20,642,834
SHARES ISSUED
 THROUGH
 REINVESTMENT OF
 DIVIDENDS........      495,015     4,428,767             0             0     41,681      544,624       19,547      216,825
SHARES REDEEMED...   (5,245,177)  (46,839,311)     (830,910)   (6,983,104)  (916,526) (12,488,752)    (104,087)  (1,157,437)
                   ------------  ------------  ------------  ------------  ---------  -----------  -----------  -----------
 NET INCREASE
  (DECREASE)......   (1,817,850) ($16,231,815)   18,134,536  $151,979,099    394,756  $ 5,074,921    1,807,375  $19,702,222
                   ============  ============  ============  ============  =========  ===========  ===========  ===========
                                        BOND FUND                                       MUNICIPAL BOND FUND
                   ------------------------------------------------------  ------------------------------------------------
                          YEAR ENDED                  YEAR ENDED                YEAR ENDED               YEAR ENDED
                       OCTOBER 31, 1996            OCTOBER 31, 1995          OCTOBER 31, 1996         OCTOBER 31, 1995
                   --------------------------  --------------------------  ----------------------  ------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT      SHARES      AMOUNT       SHARES       AMOUNT
                   ------------  ------------  ------------  ------------  ---------  -----------  -----------  -----------
SHARES SOLD.......    1,866,993  $ 18,394,655     7,252,380  $ 71,206,866     39,198  $   394,557      110,913  $ 1,084,257
SHARES ISSUED
 THROUGH
 REINVESTMENT OF
 DIVIDENDS........      422,144     4,131,546        57,705       565,418      2,203       22,047        1,761       17,225
SHARES REDEEMED...   (1,373,273)  (13,438,117)   (1,580,817)  (15,485,249)   (87,989)    (887,873)     (47,826)    (464,233)
                   ------------  ------------  ------------  ------------  ---------  -----------  -----------  -----------
 NET INCREASE
  (DECREASE)......      915,864  $  9,088,084     5,729,268  $ 56,287,035    (46,588) ($  471,269)      64,848  $   637,249
                   ============  ============  ============  ============  =========  ===========  ===========  ===========
                                    MONEY MARKET FUND
                   ------------------------------------------------------
                          YEAR ENDED                  YEAR ENDED
                       OCTOBER 31, 1996            OCTOBER 31, 1995
                   --------------------------  --------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT
                   ------------  ------------  ------------  ------------
SHARES SOLD.......  494,444,216  $494,444,216   684,248,485  $684,248,485
SHARES ISSUED
 THROUGH
 REINVESTMENT OF
 DIVIDENDS........      331,446       331,446       165,085       165,085
SHARES REDEEMED... (474,315,360) (474,315,360) (601,267,487) (601,267,487)
                   ------------  ------------  ------------  ------------
 NET INCREASE.....   20,460,302  $ 20,460,302    83,146,083  $ 83,146,083
                   ============  ============  ============  ============

CT&T FUNDS
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)                    OCTOBER 31, 1996
-------------------------------------------------------------------------------

At October 31, 1996, Chicago Trust owned 2,500, 2,500, and 1,002,500 shares of the Growth & Income Fund, the Bond Fund and the Municipal Bond Fund, respectively.

NOTE (D) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended October 31, 1996 were:

                                                         AGGREGATE    PROCEEDS
                                                         PURCHASES   FROM SALES
                                                        ------------ -----------
GROWTH FUND............................................ $156,105,350 $26,094,087
GROWTH & INCOME FUND...................................   44,579,057  53,468,430
TALON FUND.............................................   17,354,186  14,055,006
ASSET ALLOCATION FUND..................................   48,077,805  56,037,485
BALANCED FUND..........................................   15,592,814  11,047,812
BOND FUND..............................................   38,421,652  29,181,572
MUNICIPAL BOND FUND....................................    3,271,064   3,016,545

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various Advisory Agreements with the Funds, each Advisor provides investment advisory services to the Funds. The Funds will pay advisory fees at the following annual percentage rates of the average daily net assets of each
Fund: 0.80% for the Growth Fund, 0.70% for the Growth & Income Fund, 0.80% for the Talon Fund, 0.70% for the Asset Allocation Fund, 0.75% for the Balanced Fund, 0.55% for the Bond Fund, 0.60% for the Municipal Bond Fund and 0.40% for the Money Market Fund. These fees are accrued daily and paid monthly. The Advisors have voluntarily undertaken to reimburse the Growth Fund (Institutional Class and Retail Class), the Growth & Income Fund, the Talon Fund, the Asset Allocation Fund, the Balanced Fund, the Bond Fund, the Municipal Bond Fund, and the Money Market Fund for operating expenses which cause total expenses to exceed 0.98%, 1.30%, 1.00%, 1.30%, 1.00%, 1.25%,
0.80%, 0.90% and 0.50%, respectively. Such expense reimbursements may be terminated at the discretion of the Advisors. For the year ended October 31, 1996, the Advisors reimbursed expenses of $34,647 for the Growth Fund, $285,994 for the Growth & Income Fund, $95,297 for the Talon Fund, $260,144 for the Asset Allocation Fund, $85,405 for the Balanced Fund, $225,757 for the Bond Fund, $70,437 for the Municipal Bond Fund and $174,325 for the Money Market Fund.

Effective November 15, 1993, FPS Services, Inc. was appointed as the Funds' Administrator. Under its Sub-Administration Agreement with the Funds, FPS Services, Inc. provides certain administrative services for which the Funds pay an annual fee at the following annual percentage rates of the combined average daily net assets of the Funds: 0.09% of the first $200 million, 0.05% on the next $300 million, and 0.03% in excess of $500 million. FPS Services, Inc. also retains a portion of the Funds' custody fees.

FPS Broker Services, Inc. (the "Distributor") serves as the Funds' Distributor pursuant to an Underwriting Agreement dated November 15, 1993. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Growth Fund Retail Class, the Growth & Income Fund, the Talon Fund, the Asset Allocation Fund, the Balanced Fund, the Bond Fund, and the Municipal Bond Fund have adopted a Plan of Distribution (the "Plan"). The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. The Growth Fund Institutional Class and the Money Market Fund do not have a distribution plan.

At October 31, 1996, the transfer agency fees for the two classes of shares of the Growth Fund were as follows: the Retail Class had incurred $35,197 and the Institutional Class had incurred $780.

Certain officers and trustees of the Funds are also officers and directors of The Chicago Trust Company. The Funds do not compensate its officers or affiliated trustees. Effective January 1, 1996, the Company pays each unaffiliated trustee $1,000 per Board of Trustees meeting attended and an annual retainer of $1,000.

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREOWNERS OF CT&T FUNDS:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CT&T Funds (comprising, respectively, Montag & Caldwell Growth Fund, Chicago Trust Growth & Income Fund, Chicago Trust Talon Fund, Chicago Trust Asset Allocation Fund, Montag & Caldwell Balanced Fund, Chicago Trust Bond Fund, Chicago Trust Municipal Bond Fund, and Chicago Trust Money Market Fund) as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of CT&T Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the CT&T Funds as of October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                             /s/ KPMG Peat Marwick LLP
Chicago, Illinois
December 16, 1996

CT&T FUNDS -- TRUSTEES & OFFICERS
--------------------------------------------------------------------------------

                TRUSTEES                                OFFICERS


       Leonard F. Amari, Trustee*                 Kenneth C. Anderson
                                                       President

       Stuart D. Bilton, Chairman
                                                     David F. Seng
                                                 Senior Vice President
      Dorothea C. Gilliam, Trustee

                                                  Thomas J. Adams, III
       Gregory T. Mutz, Trustee*                     Vice President


        Nathan Shapiro, Trustee*                  Gerald F. Dillenburg
                                        Vice President, Secretary and Treasurer

        * Unaffiliated Trustees


                ADVISORS                               CUSTODIAN
       The Chicago Trust Company                     UMB Bank, N.A.
         171 North Clark Street                     928 Grand Avenue
         Chicago, IL 60601-3294                  Kansas City, MO 64141


        Montag & Caldwell, Inc.                      LEGAL COUNSEL
     1100 Atlanta Financial Center             Gardner, Carton & Douglas
        3343 Peachtree Road, NE                  321 North Clark Street
         Atlanta, GA 30326-1450                        Suite 3400
                                                   Chicago, IL 60610


              UNDERWRITER/
          SHAREHOLDER SERVICES                          AUDITOR
           FPS Services, Inc.                    KPMG Peat Marwick LLP
           3200 Horizon Drive                    303 East Wacker Drive
       King of Prussia, PA 19406                   Chicago, IL 60601